Exhibit 10.2

EMPLOYEE MATTERS AGREEMENT

BY AND BETWEEN

NTELOS HOLDINGS CORP.

AND

LUMOS NETWORKS CORP.

DATED AS OF _____________, 2011

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SCHEDULES	SECTION

Schedule A	Section 2.1(a)
Schedule B	Section 2.1(b)
Schedule C	Section 2.1(c)
Schedule D	Section 2.1(d)
Schedule E	Section 2.1(e)
Schedule F	Section 3.2(b)(i)(A)

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TABLE OF CONTENTS

Schedule G	Section 6.1
Schedule H	Section 6.1
Schedule I	Section 8.1
Schedule J	Section 12.1(b)
Schedule K	Section 14.2(a)
Schedule L	Section 16

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EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT (the “Agreement”), dated as of __________, 2011 is by and between NTELOS Holdings Corp, a Delaware corporation (“NTELOS”), and Lumos Networks Corp., a Delaware corporation (“Wireline”).

WHEREAS, the Board of Directors of NTELOS has determined that it is in the best interests of NTELOS to separate the Wireline Business and the NTELOS Business into two independent public companies on the terms and subject to the conditions set forth in the Separation and Distribution Agreement;

WHEREAS, in furtherance of the foregoing, NTELOS has announced its intention to distribute all of the shares of Wireline Common Stock owned by NTELOS to the holders of NTELOS Common Stock by means of the Distribution;

WHEREAS, in furtherance of the foregoing, NTELOS and Wireline have entered into a Separation and Distribution Agreement, dated as of __________, 2011 (the “Separation and Distribution Agreement”), and other Ancillary Agreements that will govern certain matters relating to the Separation and the relationship among the NTELOS Group and the Wireline Group prior to and following the Distribution; and

WHEREAS, pursuant to the Separation and Distribution Agreement, NTELOS and Wireline have agreed to enter into this Agreement for the purpose of allocating Assets, Liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between and among them.

NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

SECTION 1

DEFINITIONS

1.1 DEFINITIONS. Capitalized terms used, but not defined in this Agreement, shall have the meanings assigned to such terms in the Separation and Distribution Agreement. The following terms shall have the following meanings:

“Actuary” means New York Life or any other actuarial firm mutually agreed upon by NTELOS and Wireline who will perform the calculations required by Section 3 of this Agreement.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Benefit Plan” means, with respect to an entity, each plan, program, arrangement, agreement or commitment (whether written or unwritten, formal or informal) that is an employment, consulting, non-competition or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, supplemental retirement, stock option, stock purchase, stock appreciation rights, restricted stock, other equity-based compensation, severance pay, salary continuation, life, health, hospitalization, sick leave, vacation pay, disability or accident insurance plan, reimbursement plan, fringe benefit or other employee benefit plan, program, arrangement, agreement or commitment, (1) including any “employee benefit plan” (as defined in Section 3(3) of ERISA), sponsored or maintained by such entity (or to which such entity contributes or is required to contribute or has any liabilities, directly or indirectly, contingent or fixed) and (2) excluding any Indemnification Obligations.

“Cause” means the same as such term is defined in the NTELOS Stock Plans or the Wireline Equity Incentive Plan, as applicable.

“COBRA” means the continuation coverage requirements for “group health plans” under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and Sections 601 through 608 of ERISA, and any similar purpose state group health plan continuation Law.

“Delayed 401(k) Assets” shall have the meaning set forth in Section 5.1(b)(ii) of this Agreement.

“Delayed Price Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the official NASDAQ last reported sale price for Wireline Common Stock on the last Trading Day on NASDAQ immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the official NASDAQ last reported sale price for NTELOS Common Stock on the last Trading Day on NASDAQ immediately before such Delayed Transfer Employee’s Transfer Date.

“Delayed Share Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the official NASDAQ last reported sale price for NTELOS Common Stock on the last Trading Day on NASDAQ immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the official NASDAQ last reported sale price for Wireline Common Stock on the last Trading Day on NASDAQ immediately before such Delayed Transfer Employee’s Transfer Date.

“Delayed Transfer Calculation Date” shall have the meaning set forth in Section 3.3(b)(i) of this Agreement.

“Delayed Transfer Employees” means those NTELOS Employees who are considered by the Parties to be important to the Wireline Business and whose transfer from the NTELOS Group to the Wireline Group in connection with the Separation will be delayed, due to certain business constraints, until after the Distribution Date but prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties).

“Delayed Transfer NTELOS Option” shall have the meaning set forth in Section 14.2(d) of this Agreement.

“Delayed Transfer Restricted Stock Award” shall have the meaning set forth in Section 14.3(d) of this Agreement.

“Delayed Transfer Wireline Option” shall have the meaning set forth in Section 14.2(c)(ii) of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Retirement Pension Plan Transfer Amount” shall have the meaning set forth in Section 3.2(b)(ii) of this Agreement.

“Final Delayed Transfer Amount” shall have the meaning set forth in Section 3.3(b)(ii) of this Agreement.

“Final Delayed Transfer Date” shall have the meaning set forth in Section 3.2(b)(iii) of this Agreement.

“Final Retirement Pension Plan Transfer Amount” shall have the meaning set forth in Section 3.2(b)(v) of this Agreement.

“Final Transfer Date” shall have the meaning set forth in Section 3.2(b)(vi) of this Agreement.

“Former NTELOS Employee” means, as of the Distribution Date, any former employee of NTELOS or a Subsidiary of NTELOS, including individuals to whom long-term disability benefits are being paid under an NTELOS Benefit Plan and retired, deferred vested, non-vested and other terminated individuals, other than a Former Wireline Employee.

“Former Wireline Employee” means, as of the Distribution Date, any former employee of NTELOS or a Subsidiary of NTELOS, including individuals to whom long-term disability benefits are being paid under an NTELOS Benefit Plan and retired, deferred vested, non-vested and other terminated individuals, whose most recent active employment with NTELOS or a Subsidiary of NTELOS was employment by the Wireline Group and whose active employment has ended on or before the Distribution Date.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

“Indemnification Obligations” means, as of the Distribution Date, any Liabilities of NTELOS or a Subsidiary of NTELOS to indemnify any employee, officer, director, or agent, or to advance to such person expenses before a judicial or administrative determination that such person is entitled to indemnification, such Liabilities being memorialized or otherwise provided for in a separate agreement, Articles of Incorporation or Bylaws.

“Initial Cash Transfer” shall have the meaning set forth in Section 3.2(b)(iii) of this Agreement.

“Initial Transfer Amount” shall have the meaning set forth in Section 3.2(b)(iii) of this Agreement.

“Initial Transfer Date” shall have the meaning set forth in Section 3.2(b)(iii) of this Agreement.

“IRS” means the Internal Revenue Service.

“ITA Adjustment” shall have the meaning set forth in Section 3.2(b)(iv) of this Agreement.

“Joint Service Employee” shall have the meaning set forth in Section 14.2(a) of this Agreement.

“Joint Service Employee Remaining NTELOS Restricted Stock Award” shall have the meaning set forth in Section 14.3(e) of this Agreement.

“Joint Service Employee Wireline Option” shall have the meaning set forth in Section 14.2(e) of this Agreement.

“Joint Service Employee Wireline Restricted Stock Award” shall have the meaning set forth in Section 14.3(e) of this Agreement.

“NASDAQ” means the National Association of Securities Dealers Automated Quotations Systems.

“NTELOS” shall have the meaning set forth in the Preamble to this Agreement.

“NTELOS Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by NTELOS or any Subsidiaries of NTELOS including, without limitation, the NTELOS Retirement Pension Plan, the NTELOS 401(k) Plan, the NTELOS Reimbursement Account Plans, the NTELOS SERP, the NTELOS Retiree Medical Plan, and the NTELOS Welfare Plans.

“NTELOS Committee” means the Compensation Committee of the Board of Directors of NTELOS.

“NTELOS Delayed 401(k) Assets” shall have the meaning set forth in Section 5.1(b) of this Agreement.

“NTELOS Delayed Price Ratio” means, with respect to an NTELOS Delayed Transfer Employee, the quotient obtained by dividing (i) the official NASDAQ last reported sale price for NTELOS Common Stock on the last Trading Day on NASDAQ immediately before such NTELOS Delayed Transfer Employee’s Transfer Date by (ii) the official NASDAQ last reported sale price for Wireline Common Stock on the last Trading Day on NASDAQ immediately before such NTELOS Delayed Transfer Employee’s Transfer Date.

“NTELOS Delayed Share Ratio” means, with respect to an NTELOS Delayed Transfer Employee, the quotient obtained by dividing (i) the official NASDAQ last reported sale price for

Wireline Common Stock on the last Trading Day on NASDAQ immediately before such NTELOS Delayed Transfer Employee’s Transfer Date by (ii) the official NASDAQ last reported sale price for NTELOS Common Stock on the last Trading Day on NASDAQ immediately before such NTELOS Delayed Transfer Employee’s Transfer Date.

“NTELOS Delayed Transfer Employees” means those Wireline Employees who transfer from the Wireline Group back to the NTELOS Group after the Distribution Date, and those Delayed Transfer Employees who transfer from the Wireline Group back to the NTELOS Group after the Transfer Date, and prior to the second anniversary of the Distribution Date (or such later date as is mutually agreed to by the Parties), provided NTELOS and Wireline agree in writing to the transfer of such Wireline Employees to, or Delayed Transfer Employee back to, a member of the NTELOS Group.

“NTELOS Employee” means any individual who immediately before and immediately following the Distribution Date is employed by NTELOS or any member of the NTELOS Group as a common law employee, including active employees and employees on vacation or an approved leave of absence.

“NTELOS Employee Stock Purchase Plan” means the NTELOS Holdings Corp. Employee Stock Purchase Plan.

“NTELOS 401(k) Plan” means the NTELOS Inc. Savings and Security Plan.

“NTELOS 401(k) Trust” means the trust which is part of the NTELOS 401(k) Plan and, until the date all of the Wireline 401(k) Assets held in such trust have been transferred to the Wireline Trust, the Wireline 401(k) Plan.

“NTELOS Option” shall have the meaning set forth in Section 14.2(a) of this Agreement.

“NTELOS Participant” means any individual who, immediately following the Distribution Date, is an NTELOS Employee, a Former NTELOS Employee or a beneficiary, dependent or alternate payee of any of the foregoing.

“NTELOS 401(k) Participants” shall have the meaning set forth in Section 5.1(c) of this Agreement.

“NTELOS Pension Trust” means the trust which is part of the NTELOS Retirement Pension Plan.

“NTELOS Post-Distribution Stock Value” means the average (weighted based on the volume of trading) of the official NASDAQ reported sale price for NTELOS Common Stock for the five (5) Trading Days on NASDAQ immediately after the Distribution Time unless otherwise determined by the NTELOS Committee and the Wireline Committee in their sole discretion in order to effect any adjustments of outstanding equity incentive awards pursuant to the terms of the applicable plans under which such equity incentive awards were granted.

“NTELOS Pre-Distribution Stock Value” means the official NASDAQ last reported sale price for NTELOS Common Stock on the last Trading Day on NASDAQ immediately before the

Distribution Time (which generally means the aggregate of the official NASDAQ last reported sale price for NTELOS Common Stock on an ex-distribution basis at the Distribution Time and the official NASDAQ last reported sale price for Wireline Common Stock on a when issued basis at the Distribution Time).

“NTELOS Price Ratio” means the quotient obtained by dividing the NTELOS Post-Distribution Stock Value by the NTELOS Pre-Distribution Stock Value.

“NTELOS Reimbursement Account Plans” shall have the meaning set forth in Section 9.1 of this Agreement.

“NTELOS Reimbursement Policy” shall have the meaning set forth in Section 9.3 of this Agreement.

“NTELOS Retiree Medical Plan” shall have the meaning set forth in Section 7.1 of this Agreement.

“NTELOS Restricted Stock Award” means a restricted stock award under any of the NTELOS Stock Plans.

“NTELOS SERP” means the NTELOS Supplemental Executive Retirement Plan.

“NTELOS Service Plans” means, collectively, the NTELOS Retirement Pension Plan and the NTELOS 401(k) Plan.

“NTELOS Share Ratio” means the quotient obtained by dividing the NTELOS Pre-Distribution Stock Value by the NTELOS Post-Distribution Stock Value.

“NTELOS Stock Plans” means, collectively, the NTELOS Holdings Corp. Amended and Restated Equity Incentive Plan, the NTELOS Holdings Corp. Non-Employee Director Equity Plan, the NTELOS Holdings Corp. 2010 Equity and Cash Incentive Plan and any other stock option or stock incentive compensation plan or arrangement for employees, officers, or directors of NTELOS, other than the NTELOS Employee Stock Purchase Plan.

“NTELOS Welfare Plans” shall have the meaning set forth in Section 8.2(a) of this Agreement.

“Participating Company” means NTELOS or any Person (other than an individual) participating in an NTELOS Benefit Plan.

“Plan Assets” means the assets of the NTELOS Retirement Pension Plan allocable to pay the benefits accrued by Wireline Plan Participants as of the Distribution Date.

“Remaining NTELOS Option” shall have the meaning set forth in Section 14.2(a) of this Agreement.

“Remaining NTELOS Restricted Stock Award” shall have the meaning set forth in Section 14.3(a) of this Agreement.

“Separation and Distribution Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Trading Day” means the period of time during any given calendar day, commencing with the NASDAQ only opening price and ending with the NASDAQ last reported sale price, in which trading in shares of NTELOS Common Stock or Wireline Common Stock is permitted and settled on NASDAQ.

“Transfer Date” means, with respect to a Delayed Transfer Employee, the date that such Delayed Transfer Employee commences active employment with Wireline or a member of the Wireline Group, and, with respect to an NTELOS Delayed Transfer Employee, the date that such NTELOS Delayed Transfer Employee commences active employment with NTELOS or a member of the NTELOS Group.

“True-Up Amount” shall have the meaning set forth in Section 3.2(b)(vi) of this Agreement.

“U.S.” means the United States of America.

“WC Claim” shall have the meaning set forth in Section 12.1(a) of this Agreement.

“Welfare Plans Transition Date” means the end of the calendar year in which the Distribution Date occurs or such later date as the Parties may mutually agree in writing (but in no event later than the end of the calendar year immediately following the calendar year in which the Distribution Date occurs).

“Wireline” shall have the meaning set forth in the Preamble to this Agreement.

“Wireline Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by any member of the Wireline Group including, without limitation, the Wireline Retirement Pension Plan, the Wireline 401(k) Plan, the Wireline Reimbursement Account Plan, the Wireline SERP, the Wireline Retiree Medical Plan and the Wireline Welfare Plans, and any Benefit Plan assumed or adopted by any member of the Wireline Group.

“Wireline Committee” means the compensation committee of the Board of Directors of Wireline.

“Wireline Employee” means any individual who immediately before and immediately after the Distribution Date is employed by Wireline or any member of the Wireline Group as a common law employee, including active employees and employees on vacation or an approved leave of absence.

“Wireline Employee Stock Purchase Plan” means the Wireline Corporation Employee Stock Purchase Plan.

“Wireline Equity Incentive Plan” means the Wireline 2011 Equity and Cash Incentive Plan.

“Wireline 401(k) Assets” shall have the meaning set forth in Section 5.1(b)(i) of this Agreement.

“Wireline 401(k) Participants” shall have the meaning set forth in Section 5.1(a) of this Agreement.

“Wireline Participants” means any individual who, immediately following the Distribution Date, is a Wireline Employee, a Former Wireline Employee or a beneficiary, dependent or alternate payee of any of the foregoing.

“Wireline 401(k) Plan” shall have the meaning set forth in Section 5.1(a) of this Agreement.

“Wireline 401(k) Trust” means the trust which is part of the Wireline 401(k) Plan as effective as of the Distribution Date.

“Wireline Option” shall have the meaning set forth in Section 14.2(b) of this Agreement.

“Wireline Participant” means any individual who, immediately following the Distribution Date, is a Wireline Employee, a Former Wireline Employee, or a beneficiary, dependent or alternate payee of a Wireline Employee or Former Wireline Employee.

“Wireline Pension Trust” means the trust which is part of the Wireline Retirement Pension Plan.

“Wireline Plan Participants” shall have the meaning set forth in Section 3.1 of this Agreement.

“Wireline Price Ratio” means the quotient obtained by dividing the Wireline Stock Value by the NTELOS Pre-Distribution Stock Value.

“Wireline Reimbursement Account Plans” shall have the meaning set forth in Section 9.1 of this Agreement.

“Wireline Reimbursement Policy” shall have the meaning set forth in Section 9.3 of this Agreement.

“Wireline Restricted Stock Award” means a grant of restricted stock made under the Wireline Equity Incentive Stock Plan pursuant to Section 14.3 of this Agreement.

“Wireline Retiree Medical Plan” shall have the meaning set forth in Section 7 of this Agreement.

“Wireline Retiree Medical Plan Participants” shall have the meaning set forth in Section 7 of this Agreement.

“Wireline Retirement Pension Plan” shall have the meaning set forth in Section 3.1 of this Agreement.

“Wireline SERP” shall have the meaning set forth in Section 4.1 of this Agreement.

“Wireline Service Plans” means, collectively, the Wireline Retirement Pension Plan and the Wireline 401(k) Plan.

“Wireline Share Ratio” means the quotient obtained by dividing the NTELOS Pre-Distribution Stock Value by the Wireline Stock Value.

“Wireline Stock Value” means the average (weighted based on the volume of trading) of the official NASDAQ reported sale price for Wireline Common Stock for the five (5) Trading Days on NASDAQ immediately after the Distribution Time unless otherwise determined by the NTELOS Committee and the Wireline Committee in their sole discretion in order to effect any adjustments of outstanding equity incentive awards pursuant to the terms of the applicable plans under which such equity incentive awards were granted.

“Wireline Welfare Plans” shall have the meaning set forth in Section 8.2(a) of this Agreement.

1.2 GENERAL INTERPRETIVE PRINCIPLES. (a) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and references to Section and Schedules are references to the Sections and Schedules to this Agreement unless otherwise specified; (c) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (d) any reference to any U.S. federal, state, or local statute or Law shall be deemed to also refer to all rules and regulations promulgated under such statute or Law, unless the context otherwise requires; and (e) except as otherwise provided herein, any reference to a Wireline Benefit Plan or an NTELOS Benefit Plan shall be deemed to refer to any such plan as it may have been, or be, amended, restated or otherwise supplemented from time to time.

SECTION 2

GENERAL PRINCIPLES

2.1 EMPLOYEES.

(a) Wireline Employees. On such date as the Parties may mutually agree upon, but in no event later than the last business day prior to the Distribution Date, NTELOS and Wireline shall mutually agree upon a list (Schedule A to this Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior to the Distribution Date) of employees, if any, of any member of the NTELOS Group who shall be offered employment by a member of the Wireline Group and a member of the Wireline Group shall make an offer of employment to each employee on such list, effective prior to the Distribution Date. Each Employee who is offered employment by a member of the Wireline Group pursuant to this Section 2.1(a) and who expressly accepts such offer and commences employment is referred to herein as a Wireline Employee. The employment of each such employee with the relevant member of the NTELOS Group shall be terminated, and such employee shall become an employee of a member of the Wireline Group, effective no later than the Distribution Date. For a period of one (1) year following the Distribution Date, Wireline shall maintain or cause to be maintained for the benefit of each Wireline Employee base salary or hourly compensation, as applicable, annual cash incentive opportunities, long-term incentive opportunities and benefits that are substantially comparable in the aggregate to that provided to such Wireline Employees immediately prior to the Distribution Date; provided, however, that nothing herein shall be construed as (i) requiring any member of the Wireline Group to continue the employment of any specific person for any particular period of time after the Distribution Date or to provide any specific level or kind of base salary or hourly compensation, annual cash incentive opportunities, long-term incentive opportunities or benefits after the Distribution Date or to continue any benefits at current costs or cost-sharing levels or (ii) precluding any member of the Wireline Group from making any adverse changes to the compensation or benefits of any specific person in the course of performance evaluations. No member of the Wireline Group shall be responsible for any severance payments or benefits in respect of the termination of employment of any employee by any member of the NTELOS Group pursuant to this Section 2.1(a); provided, however, that the applicable member of the Wireline Group shall be responsible for severance payments or benefits (if any) in respect of the termination of employment of any Wireline Employee by a member of the Wireline Group following the Distribution Date (other than any Wireline Employee who becomes an NTELOS Delayed Transfer Employee).

(b) NTELOS Employees. From and after the Distribution Date, a member of the NTELOS Group will continue the employment of each NTELOS Employee (listed on Schedule B to this Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior the Distribution Date) and, for a period of one (1) year following the Distribution Date, maintain or cause to be maintained for the benefit of each NTELOS Employee base salary or hourly compensation, as applicable, annual cash incentive opportunities, long-term incentive opportunities and benefits that are substantially comparable in the aggregate to that provided to such NTELOS Employees immediately prior to the Distribution Date; provided, however, that nothing herein shall be construed as (i) requiring any member of the NTELOS Group to continue the employment of any specific person for any particular period of time after the Distribution Date or to provide any specific level or kind of base salary or hourly compensation, annual cash incentive opportunities, long-term incentive opportunities or benefits after the Distribution Date or to continue any benefits at current costs or cost-sharing levels or (ii) precluding any member of the NTELOS Group from making any adverse changes to the compensation or benefits of any specific person in the course of performance evaluations. The applicable member of the NTELOS Group shall be responsible for severance payments or benefits (if any) in respect of the termination of employment of any NTELOS Employee by a member of the NTELOS Group following the Distribution Date (other than an NTELOS Employee who becomes a Delayed Transfer Employee).

(c) Delayed Transfer Employees. On such date as the Parties may mutually agree upon, but in no event later than the last business day prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties), NTELOS and Wireline shall mutually agree upon a list (Schedule C to this Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date) of employees, if any, of any member of the

NTELOS Group who shall be offered employment by a member of the Wireline Group after the Distribution Date but prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties) and a member of the Wireline Group shall make an offer of employment to each employee on such list, effective as of such date as the Parties may mutually agree upon but in no event later than the last business day prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties). Each employee who is offered employment by a member of the Wireline Group pursuant to this Section 2.1(c) and who expressly accepts such offer and commences employment is referred to as a Delayed Transfer Employee. The employment of each Delayed Transfer Employee with the relevant member of the NTELOS Group shall be terminated, and each Delayed Transfer Employee shall become an employee of a member of the Wireline Group, effective as of such date as the Parties may mutually agree upon, but in no event later than the last business day prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties). For the period after the Delayed Transfer Employee’s Transfer Date and prior to the first anniversary of the Distribution Date, Wireline shall maintain or cause to be maintained for the benefit of each Delayed Transfer Employee base salary or hourly compensation, as applicable, annual cash incentive opportunities, long-term incentive opportunities and benefits that are substantially comparable in the aggregate to that provided to such Delayed Transfer Employee immediately prior to the Distribution Date; provided, however, that nothing herein shall be construed as (i) requiring any member of the Wireline Group to continue the employment of any specific Delayed Transfer Employee for any particular period of time after the Delayed Transfer Employee’s Transfer Date or to provide any specific level or kind of base salary or hourly compensation, annual cash incentive opportunities, long-term incentive opportunities or benefits after the Delayed Transfer Employee’s Transfer Date or to continue any benefits at current costs or cost-sharing levels or (ii) precluding any member of the Wireline Group from making any adverse changes to the compensation and benefits of any specific Delayed Transfer Employee in the course of performance evaluations. No member of the Wireline Group shall be responsible for any severance payments or benefits in respect of the termination of employment of any Delayed Transfer Employee by any member of the NTELOS Group pursuant to this Section 2.1(c); provided, however, that the applicable member of the Wireline Group shall be responsible for severance payments or benefits (if any) in respect of the termination of the employment of any Delayed Transfer Employee by a member of the Wireline Group following the Delayed Transfer Employee’s Transfer Date (other than for any Delayed Transfer Employee who becomes an NTELOS Delayed Transfer Employee).

(d) NTELOS Delayed Transfer Employee. On such date as the Parties may mutually agree upon, but in no event later than second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties), NTELOS and Wireline shall mutually agree upon a list (Schedule D to this Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date) of employees, if any, of any member of the Wireline Group who shall be offered employment by a member of the NTELOS Group after the Distribution Date but prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties) and a member of the NTELOS Group shall make an offer of employment to each employee on such list, effective as of such date as the Parties may mutually agree upon but in no event later than the last business day prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties). Each employee who is offered employment by a member of the NTELOS Group pursuant to this Section 2.1(d) and who expressly accepts such offer and commences employment is referred to as an NTELOS Delayed Transfer Employee. The employment of each NTELOS Delayed Transfer Employee with the relevant member of the Wireline Group shall be terminated, and each NTELOS Delayed Transfer Employee shall become an employee of a member of the NTELOS Group, effective as of such date as the Parties may mutually agree upon, but in no event later than the last business day prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties). For the period after the NTELOS Delayed Transfer Employee’s Transfer Date and prior to the first anniversary of the Distribution Date, NTELOS shall maintain or cause to be maintained for the benefit of each NTELOS Delayed Transfer Employee base salary or hourly compensation, as applicable, annual cash incentive opportunities, long-term incentive opportunities and benefits that are substantially comparable in the aggregate to that provided to such NTELOS Delayed Transfer Employee immediately prior to the Distribution Date; provided, however, that nothing herein shall be construed as (i) requiring any member of the NTELOS Group to continue the employment of any specific NTELOS Delayed Transfer Employee for any particular period of time after the NTELOS Delayed Transfer Employee’s Transfer Date or provide any specific level or kind of base salary or hourly compensation, annual cash incentive opportunities, long-term incentive opportunities or benefits after the NTELOS Delayed Transfer Employee’s Transfer Date or to continue any benefits at current costs or cost-sharing levels or (ii) precluding any member of the NTELOS Group from making any adverse changes to the compensation and benefits of any specific NTELOS Delayed Transfer Employee in the course of performance evaluations. No member of the Wireline Group shall be responsible for any severance payments or benefits in respect of the termination of employment of any NTELOS Delayed Transfer Employee by any member of the Wireline Group pursuant to this Section 2.1(d); provided, however, that the applicable member of the NTELOS Group shall be responsible for severance payments or benefits (if any) in respect of the termination of employment of any NTELOS Delayed Transfer Employee by a member of the NTELOS Group following the NTELOS Delayed Transfer Employee’s Transfer Date (other than any NTELOS Delayed Transfer Employee who becomes a Delayed Transfer Employee).

(e) Former NTELOS Employees and Former Wireline Employees. On such date as the Parties may mutually agree upon, but in no event later than the last business day prior to the Distribution Date, NTELOS and Wireline shall mutually agree upon a list (Schedule E to the Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date) of Former NTELOS Employees and Former Wireline Employees for purposes of this Agreement.

2.2 ASSUMPTION AND RETENTION OF LIABILITIES; RELATED ASSETS.

(a) NTELOS. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, NTELOS shall, or shall cause one or more members of the NTELOS Group to, assume or retain, as applicable, and NTELOS hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all NTELOS Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all NTELOS Employees, Former NTELOS Employees and their dependents and beneficiaries and (iii) any other Liabilities expressly assigned or allocated to NTELOS or any member of the NTELOS Group under this Agreement, and Wireline shall have no responsibility for any such Liabilities.

(b) Wireline. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, Wireline shall, or shall cause one or more members of the Wireline Group to, assume or retain, as applicable, and Wireline hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all Wireline Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all Wireline Employees, Former Wireline Employees and their dependents and beneficiaries and (iii) any other Liabilities expressly assigned or allocated to Wireline or any member of the Wireline Group under this Agreement, and NTELOS shall have no responsibility for any such Liabilities. The assumption by Wireline of Liabilities under this Agreement shall not create any obligation on Wireline to reimburse NTELOS for any Liabilities paid or discharged by NTELOS before the Distribution Date.

(c) Reimbursements.

(i) From time to time after the Distribution Date, Wireline shall promptly reimburse NTELOS, upon NTELOS’ reasonable request and the presentation by NTELOS of such substantiating documentation as Wireline shall reasonably request, for the cost of any Liabilities satisfied by NTELOS or any member of the NTELOS Group that are pursuant to this Agreement the responsibility of Wireline or any member of the Wireline Group.

(ii) From time to time after the Distribution Date, NTELOS shall promptly reimburse Wireline, upon Wireline’s reasonable request and the presentation by Wireline of such substantiating documentation as NTELOS shall reasonably request, for the cost of any Liabilities satisfied by Wireline or any member of the Wireline Group that are pursuant to this Agreement the responsibility of NTELOS or any member of the NTELOS Group.

2.3 WIRELINE PARTICIPATION IN NTELOS BENEFIT PLANS. Except as otherwise expressly provided for in this Agreement or as otherwise expressly agreed to in writing between the Parties, (i) effective as of the Distribution Date, Wireline and each member of the Wireline Group shall cease to be a Participating Company, and (ii) each (A) Wireline Participant and each other employee of the Wireline Group as of the Distribution Date, and (B) Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any rights under any NTELOS Benefit Plan, and NTELOS and Wireline shall take all necessary action to effectuate each such cessation. Notwithstanding the foregoing, an NTELOS Delayed Transfer Employee will be eligible to participate in, accrue benefits under, be eligible to contribute to or have rights under an NTELOS Benefit Plan pursuant to its terms, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date.

2.4 SERVICE RECOGNITION.

(a) Pre-Distribution Service Credit. Wireline shall give each Wireline Participant and Delayed Transfer Employee full credit for purposes of eligibility, vesting, determination of level of benefits, and, to the extent applicable, benefit accruals under any

Wireline Benefit Plan for such Wireline Participant’s or Delayed Transfer Employee’s service with any member of the NTELOS Group prior to the Distribution Date or applicable Transfer Date to the same extent such service was recognized by the corresponding NTELOS Benefit Plan immediately prior to the Distribution Date or applicable Transfer Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under a Wireline Benefit Plan and an NTELOS Benefit Plan.

(b) Post-Distribution Reciprocal Service Crediting. Each of NTELOS and Wireline (acting directly or through members of the NTELOS Group or the Wireline Group, respectively) shall cause each of the NTELOS Service Plans and the Wireline Service Plans, respectively, to provide the following service crediting rules effective as of the Distribution Date:

(i) If NTELOS and Wireline agree in writing to the transfer of an NTELOS Employee (including a Delayed Transfer Employee) to a member of the Wireline Group, such NTELOS Employee was a participant in any of the NTELOS Service Plans and such transfer is effective prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to in writing by the Parties) and such NTELOS Employee is continuously employed by the NTELOS Group from the Distribution Date through the date which comes immediately before such NTELOS Employee commences active employment with a member of the Wireline Group, then such NTELOS Employee’s service with the NTELOS Group following the Distribution Date shall be recognized under the corresponding Wireline Service Plans for purposes of eligibility, vesting and level of benefits (other than benefit accruals under the Wireline Retirement Pension Plan), in each case to the same extent as such NTELOS Employee’s service with the NTELOS Group was recognized under the corresponding NTELOS Service Plans; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under a Wireline Benefit Plan and an NTELOS Benefit Plan.

(ii) Except as provided in Section 2.4(b)(i), if an NTELOS Employee after the Distribution Date becomes employed by a member of the Wireline Group, then, except to the extent required by applicable Law, such individual’s service with the NTELOS Group following the Distribution Date will not be recognized for any purpose under any Wireline Benefit Plan.

(iii) If NTELOS and Wireline agree in writing to the transfer of a Wireline Employee to, or Delayed Transfer Employee back to, a member of the NTELOS Group, such Wireline Employee or Delayed Transfer Employee was a participant in any of the Wireline Service Plans and such transfer is effective prior to the second anniversary of the Distribution Date (or such later date as mutually agreed to in writing by the Parties) and such Wireline Employee or Delayed Transfer Employee is continuously employed by the Wireline Group from the Distribution Date or Transfer Date, as applicable, through the date which comes immediately before such Wireline Employee or Delayed Transfer Employee commences active employment with a member of the NTELOS Group, then such Wireline Employee’s or Delayed Transfer Employee’s service with the Wireline Group following the Distribution Date or Transfer Date, as applicable, shall be recognized under the appropriate NTELOS Service Plans (other than benefit accruals under the NTELOS Retirement Pension Plan) for purposes of eligibility, vesting and level of benefits, in each case to the same extent as such Wireline

Employee’s or Delayed Transfer Employee’s service with the Wireline Group was recognized under the corresponding Wireline Service Plans; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under a Wireline Benefit Plan and an NTELOS Benefit Plan.

(iv) Except as provided in Section 2.4(b)(iii), if a Wireline Employee after the Distribution Date or a Delayed Transfer Employee after the applicable Transfer Date becomes employed by a member of the NTELOS Group, then, except to the extent required by applicable Law, such individual’s service with the Wireline Group following the Distribution Date or Transfer Date, as applicable, will not be recognized for any purpose under any NTELOS Benefit Plan.

2.5 APPROVAL BY NTELOS AS SOLE STOCKHOLDER; APPROVAL BY WIRELINE. Effective as of the Distribution Date, Wireline shall have (a) adopted (i) the Wireline Equity Incentive Plan which shall permit the issuance of equity incentive awards that have material terms and conditions substantially similar to those equity incentive awards issued under the NTELOS Stock Plans, and (ii) the Wireline Employee Stock Purchase Plan, and (b) filed and caused to be effective any and all registration statements and other reports or filings required to register shares for issuance under either such plan, including without limitation, by way of conversion pursuant to Section 14 of this Agreement. The Wireline Equity Incentive Plan and the Wireline Employee Stock Purchase Plan shall be approved prior to the Distribution Date by NTELOS as Wireline’s sole shareholder. Notwithstanding the foregoing, any awards granted under the Wireline Equity Incentive Plan or the Wireline Employee Stock Purchase Plan (including by way of conversion pursuant to Section 14 of this Agreement) shall be authorized and made by the Wireline Committee.

SECTION 3

NTELOS RETIREMENT PENSION PLAN

3.1 ESTABLISHMENT OF WIRELINE RETIREMENT PENSION PLAN. Effective as of the Distribution Date, Wireline shall, or shall have caused one or more members of the Wireline Group to, adopt a defined benefit pension plan and related trust to provide retirement benefits to Wireline Participants who immediately prior to the Distribution Date were participants in, or entitled to present or future benefits (whether or not vested) under, the NTELOS Retirement Pension Plan (such defined benefit pension plan, the “Wireline Retirement Pension Plan” and such Wireline Participants, the “Wireline Plan Participants”). Wireline shall be responsible for taking appropriate action to adopt and administer the Wireline Retirement Pension Plan so that it is qualified under Section 401(a) of the Code and that the trust which is a part of such plan is exempt under Section 501(a) of the Code. Notwithstanding the foregoing, until the date of the Initial Cash Transfer, all benefits payable to Wireline Plan Participants (including benefits that have accrued under the Wireline Retirement Pension Plan following the Distribution Date) shall be paid on behalf of the Wireline Retirement Pension Plan from the NTELOS Pension Trust, and following the date of the Initial Cash Transfer, all benefits payable to Wireline Plan Participants (including benefits that have accrued under the NTELOS Retirement Pension Plan) shall be paid from the Wireline Pension Trust. Wireline (acting directly or through one or more members of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for funding) and other obligations with respect to the Wireline Retirement Pension Plan.

3.2 WIRELINE PLAN PARTICIPANTS.

(a) Assumption of NTELOS Retirement Pension Plan Liabilities. Subject to the Plan Asset transfer described in Section 3.2(b), Wireline (acting directly or through a member of the Wireline Group) hereby agrees to cause the Wireline Retirement Pension Plan effective as of the date of the Initial Cash Transfer to assume, and to fully perform, pay and discharge, all accrued benefits under the NTELOS Retirement Pension Plan relating to all Wireline Plan Participants as of the Distribution Date (inclusive of benefits paid by the NTELOS Retirement Pension Plan to Wireline Plan Participants following the Distribution Date, but prior to the date of the Initial Cash Transfer Date in accordance with Section 3.1).

(b) Transfer of NTELOS Retirement Pension Plan Assets.

(i) (A) The Parties agree that the Plan Assets and any related earnings or losses shall be determined and transferred to the Wireline Pension Trust from the NTELOS Pension Trust in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, Section 208 of ERISA and the assumptions and valuation methodology which the Pension Benefit Guaranty Corporation would have used under Section 4044 of ERISA as of the Distribution Date as set forth in Schedule F to this Agreement, which may be amended in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date.

(B) No later than thirty (30) days prior to the Distribution Date, NTELOS and Wireline (acting directly or through members of the NTELOS Group or the Wireline Group, respectively) shall, to the extent necessary, file an IRS Form 5310-A regarding the transfer of Plan Assets and Liabilities from the NTELOS Retirement Pension Plan to the Wireline Retirement Pension Plan.

(ii) As soon as reasonably practicable following the Distribution Date, NTELOS shall cause the Actuary to determine the estimated value, as of the Distribution Date, of the Plan Assets to be transferred pursuant to Section 3.2(b)(i)(A) of this Agreement to the Wireline Pension Trust (the “Estimated Retirement Pension Plan Transfer Amount”).

(iii) The NTELOS Pension Trust shall transfer to the Wireline Pension Trust (in a single transfer or in a series of transfers, as needed) an amount in cash which the Parties reasonably agree is at least sufficient to fund benefit payments reasonably projected to be required under the Wireline Retirement Pension Plan prior to the Initial Transfer Date (the “Initial Cash Transfer”), and the Initial Cash Transfer shall be made on or before the end of the ten (10) business day period which starts on the Distribution Date. Within thirty (30) business days (or such later time as mutually agreed to by the Parties) following the determination of the Estimated Retirement Pension Plan Transfer Amount, NTELOS and Wireline (each acting directly or through the members of the NTELOS Group or the Wireline Group, respectively) shall cooperate in good faith to cause an initial transfer of Plan Assets (the date of such transfer, the “Initial Transfer Date”) from the NTELOS Pension Trust to the Wireline Pension Trust in an

amount equal to ninety percent (90%) of the Estimated Retirement Pension Plan Transfer Amount minus the Initial Cash Transfer, adjusted to reflect earnings or losses during the period from the Distribution Date to the Initial Transfer Date (such amount, the “Initial Transfer Amount”). Such earnings or losses shall be determined based on the actual rate of return on the investments of the NTELOS Pension Trust for the period commencing on the Distribution Date and ending on the last day of the calendar month ending immediately prior to the Initial Transfer Date. Unless otherwise agreed to by the Parties in writing, NTELOS shall satisfy its obligation pursuant to this Section 3.2(b)(iii) by causing the NTELOS Pension Trust to transfer Plan Assets in kind to the extent practicable equal to the Initial Transfer Amount consisting of a pro rata percentage (rounded up or down to the nearest whole lot or distributable unit) of all investments under the NTELOS Retirement Pension Plan and to transfer the balance of the Initial Transfer Amount in cash.

(iv) Within thirty (30) days, or such other period of time as mutually agreed upon by NTELOS and Wireline, following the Initial Transfer Date, NTELOS shall cause the trustee of the NTELOS Pension Trust to calculate the earnings or losses on the investments of the NTELOS Pension Trust for the period commencing on the first day of the calendar month containing the Initial Transfer Date and ending on the Initial Transfer Date. The Initial Transfer Amount shall be hypothetically recalculated as if such earnings or losses had been credited to or debited against the Initial Transfer Amount and the difference between the Initial Transfer Amount and such recalculated amount shall be the “ITA Adjustment.”

(v) Within one hundred twenty (120) days, or such other period of time as agreed upon by NTELOS and Wireline, following the Initial Transfer Date, NTELOS shall cause the Actuary to calculate (in accordance with Section 3.2(b)(i)(A) of this Agreement) the final, verified value, as of the Distribution Date, of the Plan Assets to be transferred to the Wireline Pension Trust, which shall be referred to herein as the “Final Retirement Pension Plan Transfer Amount.”

(vi) Within forty-five (45) days (or within such other period of time as agreed upon in writing by the Parties) of the determination of the Final Retirement Pension Plan Transfer Amount, NTELOS shall cause the NTELOS Pension Trust to transfer to the Wireline Pension Trust (the date of such transfer, the “Final Transfer Date”) an amount (the “True-Up Amount”), in accordance with Section 3.2(b)(vii), equal to (A) the sum of (1) the Final Retirement Pension Plan Transfer Amount and (2) if the ITA Adjustment reflects net earnings on the Initial Transfer Amount, the ITA Adjustment, minus (B) the sum of (1) the Initial Transfer Amount, (2) the amount of the Initial Cash Transfer, (3) if the ITA Adjustment reflects net losses on the Initial Transfer Amount, the ITA Adjustment (expressed as a positive number), and (4) the aggregate amount of payments made from the NTELOS Pension Trust on behalf of the Wireline Retirement Pension Plan to Wireline Plan Participants in order to satisfy any benefit obligation with respect to such Wireline Plan Participants during the period commencing on the Distribution Date and ending on the date of the Initial Cash Transfer; provided, that, the True-Up Amount shall be adjusted to reflect earnings or losses as described in Section 3.2(b)(vii); and provided, further, that in the event the sum of clauses (B)(1), (B)(2), (B)(3) and (B)(4) of this Section 3.2(b)(vi) is greater than the sum of clauses (A)(1) and (A)(2) of this Section 3.2(b)(vi), NTELOS shall not be required to cause any such additional transfer and instead Wireline shall be required to cause a transfer of cash from the Wireline Pension Trust to the NTELOS Pension

Trust in amount equal to the amount by which the sum of clauses (B)(1), (B)(2), (B)(3) and (B)(4) of this Section 3.2(b)(vi) exceeds the sum of clauses (A)(1) and (A)(2) of this Section 3.2(b)(vi).

(vii) The True-Up Amount shall be transferred from the NTELOS Pension Trust to the Wireline Pension Trust, and the transfer shall (unless otherwise agreed to by the Parties in writing) be made to the extent practicable in kind, consisting of a pro rata percentage (rounded up or down to the nearest whole lot or distributable unit) of all investments under the NTELOS Retirement Pension Plan and the balance of the True-Up Amount shall be transferred in cash. The True-Up Amount shall be adjusted to reflect earnings or losses during the period from the Distribution Date to the Final Transfer Date. Such earnings or losses shall be determined based on the actual rate of return of the investments of the NTELOS Pension Trust for the period commencing on the Distribution Date and ending on the last calendar day of the month ending immediately prior to the Final Transfer Date.

(viii) Within thirty (30) days, or such other period of time as agreed upon by NTELOS and Wireline, following the Final Transfer Date, NTELOS shall cause the trustee of the NTELOS Pension Trust to calculate the earnings or losses on the investments of the NTELOS Pension Trust for the period commencing on the first day of the calendar month containing the Final Transfer Date and ending on the Final Transfer Date. The True-Up Amount shall be hypothetically recalculated as if such earnings or losses had been credited to or debited against the True-Up Amount. If, under such calculation, there were earnings on the True-Up Amount, the NTELOS Pension Trust shall transfer to the Wireline Pension Trust an amount of cash equal to such hypothetical earnings. If, under such calculation, there were losses on the True-Up Amount, Wireline shall be required to cause a transfer of cash from the Wireline Pension Trust to the NTELOS Pension Trust in an amount equal to such losses. The transfer required by this Section 3.2(b)(viii) shall be made within forty-five (45) days of the Final Transfer Date.

(ix) Notwithstanding the foregoing, if a Wireline Plan Participant after the Distribution Date becomes an NTELOS Delayed Transfer Employee, then, the foregoing calculations shall be adjusted to take into account the fact that the Wireline Plan Participant after the Distribution Date has become an NTELOS Delayed Transfer Employee.

(c) Continuation of Elections. As of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline Retirement Pension Plan to recognize all existing elections, including, but not limited to, beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to Wireline Plan Participants under the NTELOS Retirement Pension Plan.

3.3 DELAYED TRANSFER EMPLOYEES.

(a) Assumption of NTELOS Retirement Pension Plan Liabilities. Subject to the asset transfer described in Section 3.3(b) with respect to each Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through members of the Wireline Group) shall cause the Wireline Retirement Pension Plan to assume, and to fully perform, pay and discharge, all benefits accrued under the NTELOS Retirement Pension Plan relating to such Delayed Transfer Employee through such Delayed Transfer Employee’s Transfer Date. Each Delayed Transfer Employee shall receive service credit under the Wireline Retirement Pension Plan for service completed with NTELOS or a member of the NTELOS Group for the period commencing on the Distribution Date and ending on such Delayed Transfer Employee’s Transfer Date but shall receive no credit under such plan for compensation paid by NTELOS for such service.

(b) Transfer of NTELOS Retirement Pension Plan Assets.

(i) The Parties agree that the assets of the NTELOS Pension Trust allocable to pay the benefits accrued by the Delayed Transfer Employees shall be transferred to the Wireline Pension Trust in accordance with Section 3.2(b)(i)(A) of this Agreement. No later than thirty (30) days after the second anniversary of the Distribution Date (or such other date as mutually agreed to by the Parties) (the “Delayed Transfer Calculation Date”), NTELOS and Wireline (acting directly or through members of the NTELOS Group or the Wireline Group, respectively) shall, if then deemed necessary or appropriate, file an IRS Form 5310-A regarding the transfer of such assets and Liabilities from the NTELOS Pension Trust to the Wireline Pension Trust with respect to the Delayed Transfer Employees.

(ii) No later than one hundred twenty (120) days, or such other period of time as agreed upon by NTELOS and Wireline, following the Delayed Transfer Calculation Date, NTELOS shall cause the Actuary to calculate (in accordance with Section 3.2(b)(i) of this Agreement) the final, verified value of the assets to be transferred to the Wireline Pension Trust with respect to the Delayed Transfer Employees, which amount shall be referred to as the “Final Delayed Transfer Amount.”

(iii) Within thirty (30) days following the determination of the Final Delayed Transfer Amount, NTELOS shall cause the NTELOS Pension Trust to transfer to the Wireline Pension Trust (the date of such transfer, the “Final Delayed Transfer Date”) an amount equal to the Final Delayed Transfer Amount, adjusted to reflect investment earnings or losses of the NTELOS Pension Trust during the period from the Delayed Transfer Calculation Date through the Final Delayed Transfer Date. Such investment earnings or losses shall be determined based on the actual investment rate of return on the assets of the NTELOS Pension Trust for the period commencing on the Delayed Transfer Calculation Date and ending on the last calendar day of the month ending immediately prior to the Final Delayed Transfer Date. NTELOS shall satisfy its obligation pursuant to this Section 3.3(b)(iii) by causing the NTELOS Pension Trust to transfer assets in kind to the extent practicable equal to the Final Delayed Transfer Amount consisting of a pro rata percentage (rounded up or down to the nearest whole lot or distributable unit) of all investments under the NTELOS Retirement Pension Plan and to transfer the balance of the Final Delayed Transfer Amount in cash.

(iv) Within thirty (30) days, or such other period of time as mutually agreed upon by NTELOS and Wireline, following the Final Delayed Transfer Date, NTELOS shall cause the trustee of the NTELOS Pension Trust to calculate the earnings and losses on the investments of the NTELOS Pension Trust for the period commencing on the first day of the calendar month containing the Final Delayed Transfer Date and ending on the Final Delayed

Transfer Date. The Final Delayed Transfer Date Amount shall be hypothetically recalculated as if such earnings or losses had been credited to or debited against the Final Delayed Transfer Amount. If, under such calculation, there were earnings on the Final Delayed Transfer Amount, the NTELOS Pension Trust shall transfer to the Wireline Pension Trust an amount of cash equal to such hypothetical earnings. If, under such calculation, there were losses on the Final Delayed Transfer Amount, Wireline shall be required to cause a transfer of cash from the Wireline Master Trust to the NTELOS Pension Trust in an amount equal to such losses. The transfer required by this Section 3.3(b)(iv) shall be made within forty-five (45) days of the Final Delayed Transfer Date.

(v) Notwithstanding the foregoing, if a Delayed Transfer Employee after the applicable Transfer Date becomes an NTELOS Delayed Transfer Employee, then, the foregoing calculations shall be adjusted to take into account the fact that the Delayed Transfer Employee after the applicable Transfer Date has become an NTELOS Delayed Transfer Employee.

(c) Continuation of Elections. As of each Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline Retirement Pension Plan to recognize all existing elections including beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to such Delayed Transfer Employee under the NTELOS Retirement Pension Plan.

3.4 ALTERNATIVE PROCEDURES. Notwithstanding the foregoing provisions of this Section 3, the Parties acknowledge that the trustee for the NTELOS Pension Trust may propose alternative procedures for transferring (or accounting for the transfer of) Plan Assets and any related earnings and losses from the NTELOS Pension Trust to the Wireline Pension Trust with respect to Wireline Plan Participants and Delayed Transfer Employees. The Parties agree to reasonably cooperate with each other and the trustee for the NTELOS Pension Trust to evaluate any such alternative procedures and, upon the written agreement of the Parties, may utilize such alternative procedures in lieu of the procedures set forth in the foregoing provisions of this Section 3; provided, however, that any such alternative procedures must (a) comply with applicable Law, and (b) provide for the transfer of Plan Assets and related earnings and losses in accordance with Section 414(1) of the Code, Treasury Regulation Section 1.414(1)-1, Section 208 of ERISA and the assumptions and valuation methodology which the Pension Benefit Guaranty Corporation would have used under Section 4044 of ERISA as of the Distribution Date as set forth on Schedule C of this Agreement.

SECTION 4

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

4.1 ADOPTION OF WIRELINE SERP. Effective as of the Distribution Date, Wireline as a part of the transfer of Plan Assets and Liabilities from the NTELOS Retirement Pension Plan to the Wireline Retirement Pension Plan shall, or shall cause a member of the Wireline Group to, adopt the NTELOS SERP with respect to the Wireline Plan Participants (the “Wireline SERP”) and, effective as of the Distribution Date, Wireline hereby agrees to cause the

Wireline SERP to assume responsibility for all Liabilities and fully perform, pay and discharge all obligations, when such obligations become due, of the NTELOS SERP with respect to all such Wireline Plan Participants. With respect to each Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline shall cause the Wireline SERP to assume, and to fully perform, pay and discharge, all Liabilities of the NTELOS SERP with respect to such Delayed Transfer Employee. Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for paying benefits) and other obligations with respect to the Wireline SERP. With respect to each NTELOS Delayed Transfer Employee, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date, NTELOS shall cause the NTELOS SERP to assume, and to fully perform, pay and discharge, all Liabilities of the Wireline SERP with respect to such NTELOS Delayed Transfer Employee. NTELOS (acting directly or through a member of the NTELOS Group) shall be responsible for any and all Liabilities (including Liabilities for paying benefits) and other obligations with respect to the NTELOS SERP.

4.2 CONTINUATION OF ELECTIONS. As of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline SERP to recognize any election with respect to the form of distribution then in effect with respect to any Wireline Plan Participants under the NTELOS SERP. With respect to each Delayed Transfer Employee who participated in the NTELOS SERP, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline SERP to recognize and maintain any election with respect to the form of distribution then in effect with respect to such Delayed Transfer Employee under the NTELOS SERP. With respect to each NTELOS Delayed Transfer Employee, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date, NTELOS (acting directly or through a member of the NTELOS Group) shall cause the NTELOS SERP to recognize and maintain any election with respect to the form of distribution then in effect with respect to such NTELOS Delayed Transfer Employee under the Wireline SERP.

4.3 SEPARATION FROM SERVICE. The Parties acknowledge and agree that the transfer of any individuals who are participants in the NTELOS SERP or the Wireline SERP from NTELOS or any member of the NTELOS Group to Wireline or any member of the Wireline Group, or from Wireline or any member of the Wireline Group to NTELOS or any member of the NTELOS Group, pursuant to this Agreement will not constitute a “separation from service” under the NTELOS SERP or the Wireline SERP.

SECTION 5

401(K) PLANS

5.1 WIRELINE 401(k) PLAN.

(a) Establishment of the Wireline 401(k) Plan.

(i) NTELOS will establish prior to the Distribution Date a defined contribution plan for the benefit of individuals, who would have been Wireline Employees on such date if the date of establishment of such plan were the Distribution Date (the “Wireline

401(k) Participants”), and such plan will have eligibility, contribution and vesting provisions which are the same as the eligibility, contribution and vesting provisions of the NTELOS 401(k) Plan as in effect on such date (the “Wireline 401(k) Plan”). Effective as of the Distribution Date, any shares of NTELOS Common Stock held in the NTELOS 401(k) Plan shall be treated like any other outstanding shares of NTELOS Common Stock in connection with the Separation. Notwithstanding the foregoing, however, after the Distribution Date, any matching contributions under the Wireline 401(k) Plan that are to be made in employer stock shall be made in Wireline Common Stock, and any matching contributions that are to be made in employer stock to the NTELOS 401(k) Plan shall be made in NTELOS Common Stock. Each Delayed Transfer Employee shall receive service credit under the Wireline 401(k) Plan for service completed with NTELOS or a member of the NTELOS Group and for the period commencing on such date and ending on such Delayed Transfer Employee’s Transfer Date but shall receive no credit under such plan for compensation paid by NTELOS for such service.

(ii) NTELOS before the Distribution Date shall be responsible for taking all appropriate action to establish and administer the Wireline 401(k) Plan so that it is qualified under Section 401(a) of the Code and that the NTELOS 401(k) Trust which is a part of such plan is exempt under Section 501(a) of the Code. Wireline on the Distribution Date shall assume the Wireline 401(k) Plan and all of NTELOS’ rights and obligations under such plan and shall be responsible for taking all appropriate action to administer the Wireline 401(k) Plan so that it remains qualified under Section 401(a) of the Code.

(iii) Effective as of the Distribution Date, Wireline shall establish the Wireline 401(k) Trust which shall be a part of the Wireline 401(k) Plan on and after the Distribution Date, and Wireline shall be responsible for taking all necessary action so that such trust is exempt under Section 501(a) of the Code. Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including all Liabilities for funding) with respect to the Wireline 401(k) Plan. The NTELOS 401(k) Trust shall remain a part of the Wireline 401(k) Plan until the date all of the assets held in such trust which are properly allocable to Wireline 401(k) Participants have been transferred to the Wireline 401(k) Trust. NTELOS (acting directly or through a member of the NTELOS Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the NTELOS 401(k) Plan.

(b) Transfer of NTELOS and Wireline 401(k) Plan Assets.

(i) As soon as reasonably practicable (but not later than thirty (30) days) following the Distribution Date, NTELOS shall cause the trustee for the NTELOS 401(k) Trust to transfer in-kind the assets underlying the account balances (including any unvested balances, outstanding loan balances and forfeitures) held in the NTELOS 401(k) Trust for the Wireline 401(k) Participants (the “Wireline 401(k) Assets”) to the Wireline 401(k) Trust, and Wireline shall cause the Wireline 401(k) Trust to accept the transfer of the Wireline 401(k) Assets. Wireline effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities of the Wireline 401(k) Plan. The transfer of the Wireline 401(k) Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA.

(ii) As soon as reasonably practicable (but not later than thirty (30) days) following the second year anniversary of the Distribution Date, NTELOS shall cause the trustee for the NTELOS 401(k) Trust to transfer in-kind the assets underlying account balances (including any unvested balances, any outstanding loan balances and forfeitures) held in the NTELOS 401(k) Trust for the Delayed Transferred Employees to the Wireline 401(k) Trust (the “Delayed 401(k) Assets”), and Wireline shall cause the Wireline 401(k) Trust to accept the transfer of the Delayed 401(k) Assets. Wireline effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities relating to the Delayed 401(k) Assets as of such transfer date. The transfer of the Delayed 401(k) Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.

(iii) As soon as reasonably practicable (but not later than thirty (30) days) following the second anniversary of the Distribution Date, Wireline shall cause the Trustee for the Wireline 401(k) Plan to transfer in-kind the assets underlying account balances (including any unvested balances, any outstanding loan balances and forfeitures) held in the Wireline 401(k) Trust for the NTELOS Delayed Transfer Employees to the NTELOS 401(k) Trust (the “NTELOS Delayed 401(k) Assets”), and NTELOS shall cause the NTELOS 401(k) Trust to accept the transfer of the NTELOS Delayed 401(k) Assets. NTELOS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities relating to the NTELOS Delayed 401(k) Assets as of such transfer date. The transfer of the NTELOS Delayed 401(k) Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.

(iv) NTELOS and Wireline agree to cooperate, and NTELOS agrees to cause the trustee for the NTELOS 401(k) Trust and Wireline agrees to cause the trustee for the Wireline 401(k) Trust to cooperate, to assure the transfers described in this Section 5.1(b) are effected in a manner intended to have a minimum adverse impact, if any, on participants.

(c) Continuation of Elections. The Wireline 401(k) Plan shall recognize all elections, including deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to Wireline 401(k) Participants under the NTELOS 401(k) Plan. Delayed Transfer Employees will be eligible to enroll in the Wireline 401(k) Plan in accordance with the terms of such plan and will be eligible to make all elections and beneficiary designations in accordance with the terms of the Wireline 401(k) Plan and the procedures which Wireline or the Wireline 401(k) Plan has established for the making of such elections and designations. The NTELOS 401(k) Plan shall recognize all elections, including deferral, investment and payment form elections, beneficiary designations and the rights of alternate payees under qualified domestic relations orders with respect to the NTELOS 401(k) Participants under the NTELOS 401(k) Plan. NTELOS Delayed Transfer Employees will be eligible to enroll in the NTELOS 401(k) Plan in accordance with the terms of such plan and will be eligible to make all elections and beneficiary designations in accordance with the terms of the NTELOS 401(k) Plan and the procedures which NTELOS or the NTELOS 401(k) Plan has established for the making of such elections and designations.

SECTION 6

NTELOS EMPLOYMENT AGREEMENTS

6.1 EMPLOYMENT AGREEMENTS. The Parties agree that NTELOS shall assign to Wireline, and Wireline shall assume, the employment related agreements identified on Schedule G to this Agreement with the individuals identified on Schedule G to this Agreement (which Schedule G may be amended to add or remove employment related agreements and employees in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date) pursuant to the Conveyance and Assumption Instruments under the Separation and Distribution Agreement, effective as of the time such individual becomes a Wireline Employee or a Delayed Transfer Employee. The Parties agree that Wireline shall assign to NTELOS, and NTELOS shall assume, the employment related agreements identified on Schedule H to this Agreement with the individuals identified on Schedule H to this Agreement (which Schedule H may be amended to add or remove employment related agreements and employees in writing by mutual agreement of the parties at any time prior to the second anniversary of the Distribution Date) pursuant to the Conveyance and Assumption Instruments under the Separation and Distribution Agreement in the event any such individual later becomes an NTELOS Delayed Transfer Employee, effective as of the time such individual becomes an NTELOS Delayed Transfer Employee. The Parties acknowledge and agree that the transfer of any of such individuals from NTELOS or any member of the NTELOS Group to Wireline or any member of the Wireline Group, or from Wireline or any member of the Wireline Group to NTELOS or any member of the NTELOS Group, pursuant to this Agreement will not constitute a termination of employment or “separation from service” under any such employment related agreements.

6.2 NON-COMPETITION. Notwithstanding any other provision of this Agreement, the Parties agree that (i) no Wireline Employee or Delayed Transfer Employee will be considered to be in competition with NTELOS or a member of the NTELOS Group solely because he or she becomes associated with, employed by, renders services to, or owns any interest in Wireline or a member of the Wireline Group and (ii) no NTELOS Employee or NTELOS Delayed Transfer Employee will be considered to be in competition with Wireline or a member of the Wireline Group solely because he or she becomes associated with, employed by, renders services to, or owns any interest in NTELOS or a member of the NTELOS Group, to the extent the employment or transfer of employment of any such employee is consistent with the terms of this Agreement. The Parties also acknowledge that Former NTELOS Employees and Former Wireline Employees shall not be considered in competition with Wireline or a member of the Wireline Group, or NTELOS or any member of the NTELOS Group, solely by reason of their status as a Former NTELOS Employee or Former Wireline Employee.

SECTION 7

RETIREE MEDICAL COVERAGE AND LIFE INSURANCE

7.1 TRANSITION PERIOD. For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS shall permit Wireline Employees to continue to be eligible, and Former Wireline Employees to continue, to participate in the

NTELOS Retiree Medical Plan (such retiree medical plan, the “NTELOS Retiree Medical Plan”) as in effect on the Distribution Date to the extent such Wireline Employees were eligible to participate, and such Former Wireline Employees participated, in the NTELOS Retiree Medical Plan immediately prior to the Distribution Date. For the period commencing upon the Effective Date and ending on the Welfare Plans Transition Date, both NTELOS and members of the NTELOS Group, and Wireline and members of the Wireline Group, and NTELOS Employees, Former NTELOS Employees, Wireline Employees and Former Wireline Employees who were eligible to participate or participated in the NTELOS Retiree Medical Plan immediately prior to the Distribution Date, will continue to participate in the NTELOS Retiree Medical Plan, pursuant to its terms in effect on the Distribution Date, and NTELOS, as sponsor of the NTELOS Retiree Medical Plan, agrees not to make any modification, amendment or other change to the NTELOS Retiree Medical Plan, without Wireline’s written consent, that would result in a material diminution in the benefits provided under the NTELOS Retiree Medical Plan prior to the Welfare Plans Transition Date.

7.2 WIRELINE RETIREE MEDICAL AND LIFE INSURANCE. Effective no later than the Welfare Plans Transition Date, Wireline shall, or shall have caused one or more members of the Wireline Group to, adopt a retiree plan to provide retiree medical benefits and life insurance in accordance with the terms of the NTELOS Retiree Medical Plan as in effect on the Welfare Plans Transition Date (i) to Wireline Employees and Wireline Participants who immediately prior to the Welfare Plans Transition Date were participants in the NTELOS Retiree Medical Plan and (ii) to each Delayed Transfer Employee who immediately prior to his or her Transfer Date is a participant in the NTELOS Retiree Medical Plan (such retiree medical plan, the “Wireline Retiree Medical Plan” and such Wireline Participants, the “Wireline Retiree Medical Plan Participants”). Wireline shall be responsible for taking all appropriate action to adopt and administer the Wireline Retiree Medical Plan. Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the Wireline Retiree Medical Plan. Effective as of the Welfare Plans Transition Date, Wireline (acting directly or through a member of the Wireline Group) hereby agrees to cause the Wireline Retiree Medical Plan to assume, and to fully perform, pay and discharge, all accrued but unpaid benefits as of the Welfare Plans Transition Date, including incurred but unreported claims for benefits, and any credits under the NTELOS Retiree Medical Plan relating to all Wireline Retiree Medical Plan Participants as of the Welfare Plans Transition Date with respect to individuals described in clause (i) of this Section 7 and as of the applicable Transfer Date with respect to individuals described in clause (ii) of this Section 7. Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline Retiree Medical Plan to honor any deductibles, out-of-pocket maximums, and co-payments incurred by Wireline Participants under the NTELOS Retiree Medical Plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under the Wireline Retiree Medical Plan during the same plan year in which such deductibles, out-of-pocket maximums and co-payments were made. With respect to Wireline Participants, as of the Welfare Plans Transition Date, Wireline (acting directly or through a member of the Wireline Group) shall cause the Wireline Retiree Medical Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by Wireline Participants under, or with respect to, the NTELOS Retiree Medical Plan, and apply such elections and designations under the Wireline Retiree Medical Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent an election or designation made under the NTELOS Retiree Medical Plan is available under the Wireline Retiree Medical Plan.

7.3 NTELOS RETIREE MEDICAL AND LIFE INSURANCE. NTELOS shall be responsible for taking all appropriate action to administer the NTELOS Retiree Medical Plan (such NTELOS Participants, the “NTELOS Retiree Medical Plan Participants”). NTELOS (acting directly or through a member of the NTELOS Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan except that Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan for Wireline Employees and Former Wireline Employees (and their covered dependents) for the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date except as described in Section 7.4 below. NTELOS shall, or shall cause one of more members of the NTELOS Group to, provide retiree medical benefits and life insurance in accordance with the terms of the NTELOS Retiree Medical Plan to each NTELOS Delayed Transfer Employee who immediately prior to his or her Transfer Date is a participant in the Wireline Retiree Medical Plan, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date. NTELOS (acting directly or through a member of the NTELOS Group) hereby agrees to cause the NTELOS Retiree Medical Plan to assume, and to fully perform, pay and discharge, all accrued but unpaid benefits as of the applicable Transfer Date, including incurred but unreported claims for benefits, and any credits under the Wireline Retiree Medical Plan, relating to any NTELOS Delayed Transfer Employee as of the applicable Transfer Date.

7.4 LIABILITIES FOR BENEFITS AND CLAIMS.

(a) Transition Period. For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS (acting directly or through a member of the NTELOS Group) and Wireline (acting directly or through a member of the Wireline Group) shall be responsible for the Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan as follows: (i) for the period commencing on the Distribution Date and ending on the last day of the calendar year in which the Distribution Date occurs, NTELOS (acting directly or through a member of the NTELOS Group) and Wireline (acting directly or through a member of the Wireline Group) shall each be responsible for their pro rata share of the Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan based upon the respective number of NTELOS Participants and Wireline Participants participating in the NTELOS Retiree Medical Plan during such period and (ii) for the period commencing on the first day of the calendar year beginning immediately following the calendar year in which the Distribution Date occurs and ending on the Welfare Plans Transition Date, NTELOS (acting directly or through a member of the NTELOS Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan that relate to benefits accrued or claims incurred for NTELOS Participants during such period, and Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the NTELOS Retiree Medical Plan that relate to benefits accrued or claims incurred for Wireline Participants during such period (regardless, in the case of both NTELOS and Wireline, of whether such Liabilities relate to benefits accrued or claims incurred before the first day of the calendar year beginning immediately following the calendar year in which the

Distribution Date occurs if such Liabilities are still outstanding on the first day of the calendar year beginning immediately following the calendar year in which the Distribution Date occurs).

(b) Wireline Employees and Former Wireline Employees. Effective as of the Welfare Plans Transition Date, Wireline shall, or shall have caused one or more members of the Wireline Group to, assume all Liabilities under the NTELOS Retiree Medical Plan for benefits and claims incurred by Wireline Employees and Former Wireline Employees (and their covered dependents), in each case, regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after the Welfare Plans Transition Date, and Wireline agrees to pay, perform and discharge all such Liabilities.

(c) Delayed Transfer Employees. Effective as of the Transfer Date for each Delayed Transfer Employee, Wireline shall, or shall have caused one or more members of the Wireline Group to, assume all Liabilities under the NTELOS Retiree Medical Plan for benefits and claims incurred by such Delayed Transfer Employee (and his or her covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after, his or her Transfer Date, and Wireline agrees to pay, perform and discharge all such Liabilities.

(d) NTELOS Employees and Former NTELOS Employees. NTELOS shall retain all Liabilities under the NTELOS Retiree Medical Plan for benefits and claims incurred by NTELOS Employees and Former NTELOS Employees (and their covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after the Welfare Plans Transition Date, and NTELOS agrees to pay, perform and discharge all such Liabilities, and NTELOS (subject to Section 7.4(b) and Section 7.4(c)), shall cause the NTELOS Retiree Medical Plan to continue to process and pay all claims incurred and reported before the Welfare Plans Transition Date for Wireline Employees and Former Wireline Employees (and their covered dependents) and all claims incurred and reported for a Delayed Transfer Employee (and his or her covered dependents) before his or her Transfer Date in accordance with each such plan’s standard policies and practices for processing and paying claims.

(e) NTELOS Delayed Transfer Employees. Effective as of the Transfer Date for each NTELOS Delayed Transfer Employee, NTELOS shall, or shall cause one or more members of the NTELOS Group to, assume all Liabilities under the NTELOS Welfare Plans for benefits and claims incurred by such NTELOS Delayed Transfer Employee (and his or her covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after, his or her Transfer Date, and NTELOS agrees to pay, perform and discharge all such Liabilities.

(f) Insurance Exception. Notwithstanding any other provision of this Section 7.4 to the contrary, to the extent any Liabilities under the NTELOS Retiree Medical Plan or the Wireline Retiree Medical Plan are covered by insurance (other than stop-loss coverage under a self-insured plan) at the time such claims are incurred, the Liabilities for such claims will be retained under the applicable NTELOS Retiree Medical Plan or Wireline Retiree Medical Plan under which such claims are covered by insurance (other than stop-loss coverage under a self-insured plan).

(g) Cooperation. NTELOS and Wireline agree to cooperate to assure the transfers of Liabilities under Section 7.4 are effected in a manner intended to have a minimum adverse impact, if any, on Wireline Employees, Former Wireline Employees, NTELOS Employees, Former NTELOS Employees, Delayed Transfer Employees and NTELOS Delayed Transfer Employees (and their covered dependents). For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS and Wireline shall be obligated for their respective shares, based upon their respective number of participants in the NTELOS Retiree Medical Plan during such period, of the direct and indirect expenses of the NTELOS Retiree Medical Plan (not counting the Liabilities for benefits, claims and funding that will be allocated as set forth above).

7.5 TERMINATION OF EMPLOYMENT. The Parties acknowledge and agree that the transfer of any individuals from NTELOS or any member of the NTELOS Group to Wireline or any member of the Wireline Group, or from Wireline or any member of the Wireline Group to NTELOS or any member of the NTELOS Group, pursuant to this Agreement will not constitute a termination of employment or status change under the NTELOS Retiree Medical Plan or the Wireline Retiree Medical Plan.

SECTION 8

HEALTH AND WELFARE PLANS

8.1 TRANSITION PERIOD. For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS shall permit Wireline Employees to continue to be eligible, and Former Wireline Employees to continue, to participate in the NTELOS health and welfare plans set forth on Schedule I to this Agreement (collectively the “NTELOS Welfare Plans” and individually an “NTELOS Welfare Plan”) as in effect on the Distribution Date to the extent such Wireline Employees were eligible to participate, and such Former Wireline Employees participated, in the NTELOS Welfare Plans immediately prior to the Distribution Date. For the period commencing upon the Effective Date and ending on the Welfare Plans Transition Date, both NTELOS and members of the NTELOS Group, and Wireline and members of the Wireline Group, and NTELOS Employees, Former NTELOS Employees, Wireline Employees and Former Wireline Employees who were eligible to participate or participated in the NTELOS Welfare Plans immediately prior to the Distribution Date, will continue to participate in the NTELOS Welfare Plans, pursuant to their terms in effect on the Distribution Date, and NTELOS, as sponsor of the NTELOS Welfare Plans, agrees not to make any modification, amendment or other change to the NTELOS Welfare Plans, without Wireline’s written consent, that would result in a material diminution in the benefits provided under the NTELOS Welfare Plans prior to the Welfare Plans Transition Date.

8.2 ADOPTION OF HEALTH AND WELFARE PLANS.

(a) Adoption of the Wireline Welfare Plans. Effective as of the Welfare Plans Transition Date, Wireline shall, or shall cause a member of the Wireline Group to, adopt for the benefit of eligible Wireline Participants health and welfare plans which provide benefits which are the same as the benefits provided under the corresponding NTELOS Welfare Plans in which such individuals participate immediately prior to the Welfare Plans Transition Date as each such plan is then in effect (collectively the “Wireline Welfare Plans” and individually an “Wireline Welfare Plan”).

(b) Terms of Participation in Wireline Welfare Plans. Wireline (acting directly or through a member of the Wireline Group) shall cause each Wireline Welfare Plan to (i) waive all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to Wireline Participants and Delayed Transfer Employees, other than limitations that were in effect with respect to (A) Wireline Participants as of the Welfare Plans Transition Date and (B) each Delayed Transfer Employee as of such Delayed Transfer Employee’s Transfer Date, in each case under the corresponding NTELOS Welfare Plan, (ii) honor any deductibles, out-of-pocket maximums, and co-payments incurred by Wireline Participants and Delayed Transfer Employees under the corresponding NTELOS Welfare Plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under a Wireline Welfare Plan during the same plan year in which such deductibles, out-of-pocket maximums and co-payments were made, and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to a Wireline Participant following the Welfare Plans Transition Date or to a Delayed Transfer Employee following such Delayed Transfer Employee’s Transfer Date, to the extent such Wireline Participant or Delayed Transfer Employee, as applicable, had satisfied any similar limitation under the corresponding NTELOS Welfare Plan.

(c) Terms of Participation in NTELOS Welfare Plans. NTELOS (acting directly or through a member of the NTELOS Group) shall cause each NTELOS Welfare Plan to (i) waive all limitations as to pre-existing conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to NTELOS Delayed Transfer Employees, other than limitations that were in effect with respect to such NTELOS Delayed Transfer Employee as of such NTELOS Delayed Transfer Employee’s Transfer Date, in each case under the corresponding Wireline Welfare Plan, (ii) honor any deductibles, out-of-pocket maximums, and co-payments incurred by NTELOS Delayed Transfer Employees under the corresponding Wireline Welfare Plan in satisfying any applicable deductibles, out-of-pocket maximums, or co-payments under a Wireline Welfare Plan during the same Plan Year in which such deductibles, out-of-pocket maximums and co-payments were made, and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to such NTELOS Delayed Transfer Employee following such NTELOS Delayed Transfer Employee’s Transfer Date, to the extent such NTELOS Delayed Transfer Employee had satisfied any similar limitation under the corresponding Wireline Welfare Plan.

(d) Continuation of Elections. With respect to Wireline Participants, as of the Welfare Plans Transition Date, Wireline (acting directly or through a member of the Wireline Group) shall cause each Wireline Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by Wireline Participants under, or with respect to, the Wireline Welfare Plans or the corresponding NTELOS Welfare Plan, as applicable, and apply such elections and designations under the Wireline Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent an election or designation made under a particular NTELOS Welfare Plan is available under the corresponding Wireline Welfare Plan. With respect to each Delayed Transfer Employee, as of such Delayed Transfer Employee’s

Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall cause each Wireline Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by such Delayed Transfer Employee under, or with respect to, the corresponding NTELOS Welfare Plan and apply such elections and designations under the Wireline Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent such election or designation is available under the corresponding Wireline Welfare Plan with respect to each NTELOS Delayed Transfer Employee, as of such NTELOS Delayed Transfer Employee’s Transfer Date. NTELOS (acting directly or through a member of the NTELOS Group) shall cause each NTELOS Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations ) made by such NTELOS Delayed Transfer Employee under, or with respect to, the corresponding Welfare Plan and apply such elections and designations under the NTELOS Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent such election or designation is available under the corresponding NTELOS Welfare Plan.

8.3 LIABILITIES FOR BENEFITS AND CLAIMS.

(a) Transition Period. For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS (acting directly or through a member of the NTELOS Group) and Wireline (acting directly or through a member of the Wireline Group) shall be responsible for the Liabilities (including Liabilities for funding) with respect to the NTELOS Welfare Plans as follows: (i) for the period commencing on the Distribution Date and ending on the last day of the calendar year in which the Distribution Date occurs, NTELOS (acting directly or through a member of the NTELOS Group) and Wireline (acting directly or through a member of the Wireline group) shall each be responsible for their pro rata share of the Liabilities (including Liabilities for funding) with respect to the NTELOS Welfare Plans based upon the respective number of NTELOS Participants and Wireline Participants participating in the applicable NTELOS Welfare Plan during such period and (ii) for the period commencing on the first day of the calendar year beginning immediately following the calendar in which the Distribution Date occurs and ending on the Welfare Plans Transition Date, NTELOS (acting directly or through a member of the NTELOS Group) shall be responsible for any and all Liabilities (including Liabilities for funding) under the applicable NTELOS Welfare Plan that relate to benefits accrued or claims incurred for NTELOS Participants during such period, and Wireline (acting directly or through a member of the Wireline Group) shall be responsible for any and all Liabilities (including Liabilities for funding) under the applicable NTELOS Welfare Plan that relate to benefits accrued or claims incurred for Wireline Participants during such period (regardless, in the case of both NTELOS and Wireline, of whether such Liabilities relate to benefits accrued or claims incurred before the first day of the calendar year beginning immediately following the calendar year in which the Distribution Date occurs if such Liabilities are still outstanding on the first day of the calendar year beginning immediately following the calendar year in which the Distribution Date occurs).

(b) Wireline Employees and Former Wireline Employees. Effective as of the Welfare Plans Transition Date, Wireline shall, or shall have caused one or more members of the Wireline Group to, assume all Liabilities under the NTELOS Welfare Plans for benefits and claims incurred by Wireline Employees (and their covered dependents) and Former Wireline Employees, in each case, regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after the Welfare Plans Transition Date, and Wireline agrees to pay, perform and discharge all such Liabilities.

(c) Delayed Transfer Employees. Effective as of the Transfer Date for each Delayed Transfer Employee, Wireline shall, or shall have caused one or more members of the Wireline Group to, assume all Liabilities under the NTELOS Welfare Plans for benefits and claims incurred by such Delayed Transfer Employee (and his or her covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after, his or her Transfer Date, and Wireline agrees to pay, perform and discharge all such Liabilities.

(d) NTELOS Employees and Former NTELOS Employees. NTELOS shall retain all Liabilities under the NTELOS Welfare Plans for claims incurred by NTELOS Employees and Former NTELOS Employees (and their covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after the Welfare Plans Transition Date, and NTELOS agrees to pay, perform and discharge all such Liabilities, and NTELOS (subject to Section 8.3(b) and Section 8.3(c)), shall cause the NTELOS Welfare Plans to continue to process and pay all claims incurred and reported before the Welfare Plans Transition Date for Wireline Employees and Former Wireline Employees (and their covered dependents) and all claims incurred and reported for a Delayed Transfer Employee (and his or her covered dependents) before his or her Transfer Date in accordance with each such plan’s standard policies and practices for processing and paying claims.

(e) NTELOS Delayed Transfer Employees. Effective as of the Transfer Date for each NTELOS Delayed Transfer Employee, NTELOS shall, or shall cause one or more members of the NTELOS Group to, assume all Liabilities under the NTELOS Welfare Plans for benefits and claims incurred by such NTELOS Delayed Transfer Employee (and his or her covered dependents), regardless of whether such Liabilities relate to benefits accrued or claims incurred before, on or after, his or her Transfer Date, and NTELOS agrees to pay, perform and discharge all such Liabilities.

(f) Insurance Exception. Notwithstanding any other provision of this Section 8.3 to the contrary, to the extent any Liabilities under the NTELOS Welfare Plans or the Wireline Welfare Plans are covered by insurance (other than stop-loss coverage under a self-insured plan) at the time such claims are incurred, the Liabilities for such claims will be retained under the applicable NTELOS Welfare Plan or Wireline Welfare Plan under which such claims are covered by insurance (other than stop-loss coverage under a self-insured plan).

(g) Cooperation. NTELOS and Wireline agree to cooperate to assure the transfers of Liabilities under this Section 8.3 are effected in a manner intended to have a minimum adverse impact, if any, on Wireline Employees, Former Wireline Employees, NTELOS Employees, Former NTELOS Employees, Delayed Transfer Employees and NTELOS Delayed Transfer Employees (and their covered dependents). For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS and Wireline shall be obligated for their respective shares, based upon their respective number of participants in the applicable NTELOS Welfare Plan during such period, of the direct and indirect expenses of the applicable NTELOS Welfare Plan (not counting the Liabilities for benefits, claims and funding that will be allocated as set forth above).

8.4 TERMINATION OF EMPLOYMENT. The Parties acknowledge and agree that the transfer of any individuals from NTELOS or any member of the NTELOS Group to Wireline or any member of the Wireline Group, or from Wireline or any member of the Wireline Group to NTELOS or any member of the NTELOS Group, pursuant to this Agreement will not constitute a termination of employment or status change under any NTELOS Welfare Plan or any Wireline Welfare Plan.

SECTION 9

REIMBURSEMENT ACCOUNT PLANS

9.1 PLANS. Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall establish a health and dependent care reimbursement account plan (the “Wireline Reimbursement Account Plans”) with features that are the same as those in the NTELOS Health Care Reimbursement Account and the NTELOS Dependent Day Care Reimbursement Account immediately prior to the Distribution Date (the “NTELOS Reimbursement Account Plans”). Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall assume responsibility for administering all reimbursement claims under the Wireline Reimbursement Account Plans of Wireline Participants with respect to the calendar year which includes the Distribution Date, whether arising before, on, or after the Distribution Date. With respect to each Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall assume responsibility for administering all reimbursement claims under the Wireline Reimbursement Account Plans of such Delayed Transfer Employee with respect to the calendar year in which such Delayed Transfer Employee’s Transfer Date occurs, whether arising before, on, or after such Transfer Date. With respect to each NTELOS Delayed Transfer Employee, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date, NTELOS (acting directly or through a member of the NTELOS Group) shall assume responsibility for administering all reimbursement claims under the NTELOS Reimbursement Account Plans of such NTELOS Delayed Transfer Employee with respect to the calendar year in which such NTELOS Delayed Transfer Employee’s Transfer Date occurs, whether rising before, on, or after such Transfer Date.

9.2 CASH TRANSFERS. As soon as practicable but no more than 30 days following the Distribution Date with respect to each Wireline Participant or, no more than 30 days following the last day of the calendar year in which the applicable Transfer Date occurs with respect to each Delayed Transfer Employee, NTELOS shall cause to be transferred to Wireline an amount in cash equal to (i) the sum of all contributions to the NTELOS Reimbursement Account Plans made with respect to the calendar year which includes the Distribution Date by or on behalf of all Wireline Participants for periods before the Distribution Date and on behalf of each Delayed Transfer Employee for the calendar year in which the Transfer Date for such Delayed Transfer Employee occurs, reduced by (ii) the sum of all claims incurred in the calendar year which includes the Distribution Date and paid by the NTELOS Reimbursement Account

Plans with respect to all such Wireline Participants and the sum of all claims incurred in the calendar year in which the applicable Transfer Date occurs and paid by the NTELOS Reimbursement Account Plans with respect to each Delayed Transfer Employee. All assets or obligations relating to all participants in the NTELOS Reimbursement Account Plans with respect to periods ending on or before the end of the calendar year immediately preceding the calendar year which includes the Distribution (or the end of the calendar year which includes the Transfer Date for each Delayed Transfer Employee) will be retained by NTELOS. As soon as practicable but no more than thirty (30) days following the last day of the calendar year in which the applicable Transfer Date occurs with respect to each NTELOS Delayed Transfer Employee, Wireline shall cause to be transferred to NTELOS an amount in cash equal to (i) the sum of all contributions to the Wireline Reimbursement Accounts Plans made with respect to the calendar year which includes the Transfer Date by or on behalf of each NTELOS Delayed Transfer Employee for the calendar year in which the Transfer Date for such NTELOS Delayed Transfer Employee occurs, reduced by (ii) the sum of all claims incurred in the calendar year in which the applicable Transfer Date occurs and paid by the Wireline Reimbursement Account Plans with respect to each NTELOS Delayed Transfer Employee. All assets and obligation relating to all participants in the Wireline Reimbursement Account Plans with respect to periods ending on or before the end of the calendar year immediately preceding the calendar year which includes the Transfer Date for each NTELOS Delayed Transfer Employee will be retained by Wireline.

9.3 OTHER REIMBURSEMENTS. Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall establish a reimbursement plan or policy for tuition, weight watchers and health club fees (the “Wireline Reimbursement Policy”) with features that are the same as those in the NTELOS Reimbursement Policy for tuition, weight watchers and health club fees immediately prior to the Distribution Date (the “NTELOS Reimbursement Policy”). Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall assume responsibility for administering all reimbursement claims under the Wireline Reimbursement Policy of Wireline Participants with respect to the calendar year which includes the Distribution Date, whether arising before, on, or after the Distribution Date. With respect to each Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall assume responsibility for administering all reimbursement claims under the Wireline Reimbursement Policy of such Delayed Transfer Employee with respect to the calendar year in which such Delayed Transfer Employee’s Transfer Date occurs, whether arising before, on, or after such Transfer Date. With respect to each NTELOS Delayed Transfer Employee, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date, NTELOS (acting directly or through a member of the NTELOS Group) shall assume responsibility for administering all reimbursement claims under the NTELOS Reimbursement Policy of such NTELOS Delayed Transfer Employee with respect to the calendar year in which such NTELOS Delayed Transfer Employee’s Transfer Date occurs, whether rising before, on, or after such Transfer Date.

9.4 TERMINATION OF EMPLOYMENT. The Parties acknowledge and agree that the transfer of any individuals from NTELOS or any member of the NTELOS Group to Wireline or any member of the Wireline Group, or from Wireline or any member of the Wireline Group to NTELOS or any member of the NTELOS Group, pursuant to this Agreement will not constitute a termination of employment or status change under any NTELOS Reimbursement Account Plan or NTELOS Reimbursement Policy or any Wireline Reimbursement Account Plan or Wireline Reimbursement Policy.

SECTION 10

COBRA

10.1 TRANSITION PERIOD. For the period commencing on the Distribution Date and ending on the Welfare Plans Transition Date, NTELOS (acting directly or through a member of the NTELOS Group) shall retain, or shall have caused the NTELOS Welfare Plans to retain, responsibility for compliance with the health care continuation requirements of COBRA, and the certificate of creditable coverage requirements of HIPAA, with respect to Wireline Participants and their qualified beneficiaries under COBRA who were covered under an NTELOS Welfare Plan pursuant to COBRA or had a COBRA qualifying event (as defined in Code Section 4980B) under the NTELOS Welfare Plans at any time on or before the Welfare Plans Transition Date. NTELOS (acting directly or through a member of the NTELOS Group) shall retain, or shall have caused the NTELOS Welfare Plans to retain, responsibility for compliance with the health care continuation requirements of COBRA, and the certificate of creditable coverage requirements of HIPAA, with respect to NTELOS Participants and their qualified beneficiaries under COBRA who were covered under an NTELOS Welfare Plan pursuant to COBRA or had a COBRA qualifying event (as defined in Code Section 4980B) under the NTELOS Welfare Plans at any time on or before the Welfare Plans Transition Date or are covered by an NTELOS Welfare Plan after the Welfare Plans Transition Date, except as set forth below for Delayed Transfer Employees (and their qualified beneficiaries under COBRA).

10.2 WIRELINE PARTICIPANTS. Effective as of the Welfare Plans Transition Date, Wireline (acting directly or through a member of the Wireline Group) shall assume, or shall have caused the Wireline Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA, and the certificate of creditable coverage requirements of HIPAA, with respect to Wireline Participants and their qualified beneficiaries under COBRA who, as of the day prior to the Welfare Plans Transition Date, were covered under an NTELOS Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the Welfare Plans Transition Date or become covered by a Wireline Welfare Plan after the Welfare Plans Transition Date, except as set forth below for NTELOS Delayed Transfer Employees (and their qualified beneficiaries under COBRA).

10.3 DELAYED TRANSFER EMPLOYEES. Effective as of a Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall assume, or shall have caused the Wireline Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA, and the certificate of creditable coverage requirements of HIPAA, with respect to such Delayed Transfer Employee (and his or her qualified beneficiaries under COBRA) to the extent such Delayed Transfer Employee was, as of the day prior to such Delayed Transfer Employee’s Transfer Date, covered under an NTELOS Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the Delayed Transfer Employee’s Transfer Date or becomes covered by a Wireline Welfare Plan after the Welfare Plans Transition Date, except as set forth below for an NTELOS Delayed Transfer Employee (and his or her qualified beneficiaries under COBRA).

10.4 NTELOS DELAYED TRANSFER EMPLOYEES. Effective as of an NTELOS Delayed Transfer Employee’s Transfer Date, NTELOS (acting directly or through a member of the NTELOS Group) shall assume, or shall cause the NTELOS Welfare Plans to assume, responsibility for compliance with health care continuation coverage requirements of COBRA, and the certificate of creditable coverage requirements of HIPAA, with respect to such NTELOS Delayed Transfer Employee (and his or her qualified beneficiaries under COBRA) to the extent such NTELOS Delayed Transfer Employee was, as of the date prior to such NTELOS Delayed Transfer Employee’s Transfer Date, covered under a Wireline Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the NTELOS Delayed Transfer Employee’s Transfer Date or becomes covered by an NTELOS Welfare Plan after the Welfare Plans Transition Date, except as set forth above for Delayed Transfer Employees (and their qualified beneficiaries under COBRA).

SECTION 11

SHORT TERM AND LONG TERM DISABILITY

Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall establish a short term disability program and a long term disability program with benefits that are the same as those under the corresponding NTELOS programs immediately prior to the Distribution Date. Effective as of the Distribution Date, Wireline (acting directly or through a member of the Wireline Group) shall assume all Liabilities (a) with respect to short term disability benefits for Wireline Participants who (i) were receiving short term disability payments as of the Distribution Date or (ii) incurred an illness or injury before the Distribution Date which would entitle such Wireline Participants to receive short term disability payments beginning on or after the Distribution Date and (b) with respect to long term disability benefits for Wireline Participants who are or who become eligible for long term disability benefits. With respect to each Delayed Transfer Employee, effective as of such Delayed Transfer Employee’s Transfer Date, Wireline (acting directly or through a member of the Wireline Group) shall assume all Liabilities (a) with respect to short term disability benefits under NTELOS’ short term disability program to such Delayed Transfer Employee who (i) was receiving short term disability payments as of the Delayed Transfer Employee’s Transfer Date or (ii) incurred an illness or injury before the Delayed Transfer Employee’s Transfer Date which would entitle such Delayed Transfer Employee to receive such short term disability payments beginning on or after such Delayed Transfer Employee’s Transfer Date, or (b) with respect to long term disability benefits for any Delayed Transfer Employee who is or who becomes eligible for long term disability benefits. With respect to each NTELOS Delayed Transfer Employee, effective as of delay such NTELOS Transfer Employee’s Transfer Date, NTELOS (acting directly or through a member of the NTELOS Group) shall assume all Liabilities (a) with respect to short term disability benefits under Wireline’s short term disability program to such NTELOS Delayed Transfer Employee who (i) was receiving short term disability payments as of the NTELOS Delayed Transfer Employee’s Transfer Date or (ii) incurred an illness or injury before the NTELOS Delayed Transfer Employee’s Transfer Date, which would entitle such NTELOS Delayed Transfer Employee to receive such short term disability payments beginning on or after such NTELOS Delayed Transfer Employee’s Transfer Date or (b) with respect to long term disability benefits for any NTELOS Delayed Transfer Employee who is or becomes eligible for long term disability benefits.

SECTION 12

WORKERS’ COMPENSATION

12.1 TREATMENT OF WORKERS’ COMPENSATION CLAIMS.

(a) NTELOS WC Claims. NTELOS will be responsible for all Liabilities (including Liabilities for associated administrative functions) for workers’ compensation claims made for compensable injuries (the “WC Claims”) except the WC Claims described in Section 12.1(b).

(b) Wireline WC Claims. Wireline shall be responsible for all Liabilities (including Liabilities for associated administrative functions) (i) for WC Claims made on or after the Distribution Date by Wireline Employees as well as WC Claims before the Distribution Date as described on Schedule J, which may be amended to add or remove WC Claims in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date; and (ii) for WC Claims made on or after the applicable Transfer Date by a Delayed Transfer Employee who actually transfers to Wireline except for WC Claims made on or after the applicable Transfer Date by an NTELOS Delayed Transfer Employee who actually transfers back to NTELOS.

(c) When WC Claims Made. For purposes of this Section 12.1, WC Claims shall be “made” at the time of the occurrence of the event giving rise to eligibility for workers’ compensation benefits or at the time the occupational disease became manifest, as applicable.

12.2 COLLATERAL. NTELOS will be responsible for providing all collateral required by insurance carriers through the four-year anniversary of the Distribution Date, in support of the WC Claims described in Section 12.1(b) that were made prior to the Distribution Date. After the four-year anniversary of the Distribution Date, Wireline will be responsible for providing all collateral required by insurance carriers in support of such WC Claims.

12.3 RETRO POLICY TRUE-UPS. Upon receipt by NTELOS of a statement for adjustments to the Retro Policies for NTELOS, NTELOS will submit to Wireline a copy of the workers’ compensation portion of the statement. If the statement requires an additional premium for the workers’ compensation portion, Wireline will submit a payment to NTELOS for that amount, and if the statement provides for a return of premium paid for the workers’ compensation portion, NTELOS will submit a payment to Wireline for that amount.

12.4 NOTIFICATION OF GOVERNMENTAL AUTHORITIES. Wireline will notify applicable Governmental Authorities, if and as appropriate, of any on-the-job injuries or WC Claims for which it is responsible under this Section 12. NTELOS will notify applicable Governmental Authorities, if and as appropriate, of any on-the-job injuries or WC Claims for which it is responsible under this Section 12. The Parties will cooperate in providing to each other Information needed for these notifications and related filings.

12.5 ASSIGNMENT OF CONTRIBUTION RIGHTS. NTELOS will transfer and assign to Wireline all rights to seek contribution or damages from any third party (such as a third party who aggravates an injury to a worker who makes a WC Claim) with respect to any WC Claim for which Wireline is responsible pursuant to Section 12.1(b).

12.6 RESOLUTION OF DISPUTES. NTELOS and Wireline will cooperate with each other in carrying out their respective obligations under this Section 12 and applicable workers’ compensation laws. Any disputes which NTELOS and Wireline cannot resolve shall initially be presented in writing to the Treasurer of NTELOS and the Treasurer of Wireline for resolution, before initiating the dispute resolution provisions of Article 7 of the Separation and Distribution Agreement.

SECTION 13

ANNUAL INCENTIVE PLANS

NTELOS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations relating to any annual incentive plan for NTELOS Employees for the year which includes the Distribution Date and thereafter, and Wireline shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations, relating to any annual incentive plan for Wireline Employees for the year which includes the Distribution Date and thereafter. As for each Delayed Transfer Employee, (a) NTELOS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual relating to any annual incentive plan for NTELOS Employees for (i) any calendar year which comes before such individual’s Transfer Date and (ii) for any part of a calendar year which includes such individual’s Transfer Date if such individual is still an employee of Wireline or any member of the Wireline Group at the time of payment of the bonus, (b) Wireline shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual relating to any annual incentive plan for Wireline Employees for the remainder of such calendar year and (c) the bonus, if any, payable by NTELOS and by Wireline for any calendar year shall be a pro-rata part of the annual bonus which would have been payable if the Delayed Transfer Employee had been employed by NTELOS or by Wireline for the entire calendar year and until the time of payment of the bonus, pro-rated with respect to his or her employment with NTELOS based on NTELOS’ then generally applicable pro-ration policy when payment is made and pro-rated with respect to his or her employment with Wireline based on Wireline’s then generally applicable pro-ration policy when payment is made. As for each NTELOS Delayed Transfer Employee, (a) Wireline shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual relating to any incentive plan for Wireline Employees for (i) any calendar year or portion thereof which comes before such individual’s Transfer Date and (ii) for any part of a calendar year which includes such individual’s Transfer Date if such individual is still an employee of NTELOS or any member of the NTELOS Group at the time of payment of the bonus, (b) NTELOS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual relating to annual incentive plans for NTELOS Employees for the remainder of such calendar year and (c) the bonus, if any, payable by Wireline and by NTELOS for any calendar year shall be a pro-rata part of the annual bonus which would have been payable if the NTELOS Delayed Transfer Employee had been employed by NTELOS or by Wireline for the entire calendar year and until the time of payment of the bonus, pro-rated with respect to his or her employment with Wireline based on Wireline’s then generally applicable pro-ration policy when payment is made and pro-rated with respect to his or her employment with NTELOS, based on NTELOS’ then applicable pro-ration policy when payment is made. Notwithstanding the foregoing, in no event shall a Person receive a duplication of benefits under this Section 13.

SECTION 14

EQUITY INCENTIVE PLANS

14.1 EQUITY INCENTIVE AWARDS. This Section 14 sets forth obligations and agreements between the Parties with respect to the treatment of outstanding equity incentive awards under the NTELOS Stock Plans and the Wireline Equity Incentive Plan, except that, to the extent the terms of such outstanding equity incentive awards specifically provide for treatment that is different from that set forth herein, the terms of such outstanding equity incentive awards shall control and override the provisions set forth herein. The intent of this Section 14 is to provide that outstanding equity incentive awards under the NTELOS Stock Plans and the Wireline Equity Incentive Plan shall be adjusted in connection with the Separation in a manner that is consistent with the terms of the applicable NTELOS Stock Plans or Wireline Equity Incentive Plan; therefore, the Parties may provide for treatment of the outstanding equity incentive awards, or calculation of the applicable adjustments, in a manner that is different from that set forth herein to the extent such treatment or calculation is consistent with the discretion granted under the applicable NTELOS Stock Plans or Wireline Equity Incentive Plan to effect adjustments to the terms of outstanding equity incentive awards under the circumstances. Notwithstanding anything in this Agreement to the contrary (including, without limitation, Section 2.3), (a) NTELOS shall treat employment by Wireline and each member of the Wireline Group as employment by NTELOS under the NTELOS Stock Plans with respect to outstanding NTELOS Options and NTELOS Restricted Stock Awards which are held by Wireline Employees and Delayed Transfer Employees (or which are held by NTELOS Employees who, after the Distribution Time, with the consent of NTELOS transfer to Wireline or any member of the Wireline Group) and (b) Wireline shall treat employment by NTELOS and each member of the NTELOS Group as employment by Wireline under the Wireline Equity Incentive Plan with respect to Wireline Options and Wireline Restricted Stock Awards which are held by NTELOS Employees (or which are held by Wireline Employees or Delayed Transfer Employees who, after the Distribution Time or their respective Transfer Date, as applicable, with the consent of Wireline return to employment by NTELOS or any member of the NTELOS Group).

14.2 TREATMENT OF OUTSTANDING NTELOS OPTIONS.

(a) NTELOS Employees. Each option to purchase shares of NTELOS Common Stock (each, a “NTELOS Option”) outstanding under the NTELOS Stock Plans at the Distribution Time which is held by any Person other than a Wireline Employee (and other than the individuals identified on Schedule K to this Agreement, which may be amended to add or remove employees in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date, each a “Joint Service Employee” and collectively the “Joint Service Employees”) shall remain an option to purchase NTELOS Common Stock issued under the NTELOS Stock Plans (each such option, a “Remaining NTELOS Option”). Each Remaining NTELOS Option shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to the corresponding NTELOS Option immediately prior to the Distribution. Subject to Section 14.2(f), the exercise price and number of shares subject to each Remaining NTELOS Option shall be adjusted by action of the NTELOS Committee under the applicable NTELOS Stock Plan as follows: (i) the number of shares of NTELOS Common Stock subject to each such Remaining NTELOS Option shall be equal to the product of (x) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the NTELOS Share Ratio, with fractional shares rounded down to the nearest whole share, and (ii) the per-share exercise price of each such Remaining NTELOS Option shall be equal to the product of (x) the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the NTELOS Price Ratio, rounded up to the nearest whole cent.

(b) Wireline Employees. Each NTELOS Option outstanding under the NTELOS Stock Plans at the Distribution Time which is held by a Wireline Employee (other than a Joint Service Employee) shall be converted as of the Distribution Time into an option to purchase shares of Wireline Common Stock (each such option, a “Wireline Option”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after the Distribution that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding NTELOS Option immediately prior to the Distribution. Subject to Section 14.2(f), the exercise price and number of shares subject to such Wireline Option shall be determined as follows: (i) the number of shares of Wireline Common Stock subject to each such Wireline Option shall be equal to the product of (x) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the Wireline Share Ratio, with fractional shares rounded down to the nearest whole share and (ii) the per-share exercise price of each such Wireline Option shall be equal to the product of (x) the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the Wireline Price Ratio, rounded up to the nearest whole cent.

(c) Delayed Transfer Employees.

(i) Each NTELOS Option held by a Delayed Transfer Employee at the Distribution Time (other than a Joint Service Employee) shall be adjusted under Section 14.2(a) on the same basis as any other NTELOS Option.

(ii) Each Remaining NTELOS Option outstanding under the NTELOS Stock Plans held by a Delayed Transfer Employee on such Delayed Transfer Employee’s Transfer Date shall be converted as of such Transfer Date into an option to purchase shares of Wireline Common Stock (each such option, a “Delayed Transfer Wireline Option”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after such Delayed Transfer Employee’s Transfer Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Remaining NTELOS

Option immediately prior to such Delayed Transfer Employee’s Transfer Date. Subject to Section 14.2(f), the exercise price and number of shares subject to such Delayed Transfer Wireline Option shall be determined as follows: (i) the number of shares of Wireline Common Stock subject to each such Delayed Transfer Wireline Option shall be equal to the product of (x) the number of shares of NTELOS Common Stock subject to the corresponding Remaining NTELOS Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the Delayed Share Ratio, with fractional shares rounded down to the nearest whole share and (ii) the per-share exercise price of each such Delayed Transfer Wireline Option shall be equal to the product of (x) the per-share exercise price of the corresponding Remaining NTELOS Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the Delayed Price Ratio, rounded up to the nearest whole cent.

(d) NTELOS Delayed Transfer Employees. Each Wireline Option and Delayed Transfer Wireline Option held by an NTELOS Delayed Transfer Employee (other than a Joint Service Employee) on such NTELOS Delayed Transfer Employee’s Transfer Date shall be converted as of such Transfer Date into an option to purchase shares of NTELOS Common Stock (each such option, a “Delayed Transfer NTELOS Option”) pursuant to the terms of the NTELOS Stock Plans subject to terms and conditions after such NTELOS Delayed Transfer Employee’s Transfer Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Wireline Option or Delayed Transfer Wireline Option immediately prior to such NTELOS Delayed Transfer Employee’s Transfer Date. Subject to Section 14.2(f), the exercise price and number of shares subject to such NTELOS Delayed Transfer NTELOS Option shall be determined as follows: (i) the number of shares of NTELOS Common Stock subject to each such NTELOS Delayed Transfer NTELOS Option shall be equal to the product of (x) the number of shares of Wireline Common Stock subject to the Wireline Option or Delayed Transfer Wireline Option, as applicable, immediately prior to such NTELOS Delayed Transfer Employee’s Transfer Date and (y) the NTELOS Delayed Share Ratio, with fractional shares rounded down to the nearest whole share, and (ii) the per-share exercise price of each such Delayed Transfer NTELOS Option shall be equal to the product of (x) the per-share exercise price of the Wireline Option or Delayed Transfer Wireline Option, as applicable, immediately prior to such NTELOS Delayed Transfer Employee’s Transfer Date and (y) the NTELOS Delayed Price Ratio, rounded up to the nearest whole cent.

(e) Joint Service Employees.

(i) Each NTELOS Option outstanding under the NTELOS Stock Plans at the Distribution Time held by a Joint Service Employee shall remain an option to purchase NTELOS Common Stock issued under the NTELOS Stock Plans (each such option, a “Joint Service Employee Remaining NTELOS Option”). Each Joint Service Employee Remaining NTELOS Option shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to the corresponding NTELOS Option prior to the Distribution. Subject to Section 14.2(f), the exercise price and number of shares subject to each Joint Service Employee Remaining NTELOS Option shall be adjusted by action of the NTELOS Committee under the applicable NTELOS Stock Plan as follows: (i) the per-share exercise price of each such Joint Service Employee Remaining NTELOS Option shall be equal to the product of (x) the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the NTELOS Price Ratio, rounded up to the nearest whole cent, and (ii) the number of shares of NTELOS Common Stock subject to each such Joint Service Employee Remaining NTELOS Option shall be equal to the quotient determined by dividing (x) the product of (A) the NTELOS Post-Distribution Stock Value divided by the sum of the NTELOS Post-Distribution Stock Value and the Wireline Stock Value and (B) the number of the shares of NTELOS Common Stock subject to the corresponding NTELOS Option multiplied by the excess of the NTELOS Pre-Distribution Stock Value over the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time by (y) the excess of the NTELOS Post-Distribution Stock Value over the per-share exercise price of the Joint Service Employee Remaining NTELOS Option determined in (i) of this sentence. Additionally, each such Joint Service Employee shall receive as of the Distribution Time an option to purchase shares of Wireline Common Stock (each such option, a “Joint Service Employee Wireline Option”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after the Distribution that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding NTELOS Option immediately prior to the Distribution. Subject to Section 14.2(f), the exercise price and the number of shares subject to the Joint Service Employee Wireline Option shall be determined as follows: (i) the per-share exercise price of each such Joint Service Employee Wireline Option shall be equal to the product of (x) the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time and (y) the Wireline Price Ratio, rounded to the nearest whole cent, and (ii) the number of shares of Wireline Common Stock subject to each such Joint Service Employee Wireline Option shall be equal to the quotient determined by dividing (x) the product of (A) the Wireline Stock Value divided by the sum of the Wireline Stock Value and the NTELOS Post-Distribution Stock Value and (B) the number of the shares of NTELOS Common Stock subject to the corresponding NTELOS Option multiplied by the excess of the NTELOS-Pre-Distribution Stock Value over the per-share exercise price of the corresponding NTELOS Option immediately prior to the Distribution Time by (y) the excess of the Wireline Stock Value over the per-share exercise price of the Joint Service Employee Wireline Option determined in (i) of this sentence. Notwithstanding any other provision of this Agreement, each Joint Service Employee Wireline Option and Joint Service Employee Remaining NTELOS Option held by a Joint Service Employee will remain outstanding pursuant to its terms and shall not be adjusted in the event the Joint Service Employee becomes a Delayed Transfer Employee and/or an NTELOS Delayed Transfer Employee.

(ii) Each NTELOS Option or Wireline Option held by a Joint Service Employee who becomes a Delayed Transfer Employee and/or an NTELOS Delayed Transfer Employee on the applicable Transfer Date (other than Joint Service Employee Remaining NTELOS Options or Joint Service Employee Wireline Options) shall be adjusted under Section 14.2(c) or 14.2(d), as applicable, on the same basis as any Remaining NTELOS Options for a Delayed Transfer Employee and any Wireline Options and Delayed Transfer Wireline Options for an NTELOS Delayed Transfer Employee, as applicable.

(iii) The classification of an employee as a Joint Service Employee herein is solely for purposes of treatment of the outstanding equity incentive awards held by such Joint Service Employee pursuant to this Section 14.2(e) of this Agreement. Nothing herein shall otherwise change the treatment of such individual for any other purposes of this Agreement, and a Joint Service Employee shall constitute an NTELOS Employee, a Wireline Employee, a

Delayed Transfer Employee or an NTELOS Delayed Transfer Employee, as applicable, for all other purposes of this Agreement.

(f) 409A. The Parties agree that (notwithstanding the conversion formula set forth in Section 14.2 the Wireline Committee and NTELOS Committee, respectively, shall have the discretion, subject to the terms of the Tax Sharing Agreement, to effect option conversions under Section 14.2 using an alternative option conversion formula which satisfies the requirements of Section 409A of the Code if the Wireline Committee and NTELOS Committee, respectively, determines that such alternative option conversion formula may reduce shareholder dilution or otherwise would be in Wireline’s or NTELOS’, as applicable, best interest, provided that such alternative option conversion formula (i) is consistent with the terms of the applicable equity plan and (ii) does not cause the option to become subject to taxation under Section 409A of the Code.

(g) Restriction on Exercisability of Options. The Parties acknowledge and agree that blackout periods may be implemented with respect to the Remaining NTELOS Options, the Wireline Options, the Delayed Transfer Wireline Options, the Joint Service Employee Remaining NTELOS options and the Joint Service Employee Wireline Options for administrative reasons in accordance with the terms of the NTELOS Stock Plans or the Wireline Equity Incentive Plan, as applicable.

14.3 TREATMENT OF OUTSTANDING NTELOS RESTRICTED STOCK.

(a) NTELOS Employees. Each NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans at the Distribution Time which is held by any person other than a Wireline employee (and other than a Joint Service Employee) shall remain an NTELOS Restricted Stock Award issued under the NTELOS Stock Plans (each such award, a “Remaining NTELOS Restricted Stock Award”). Each Remaining NTELOS Restricted Stock Award shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to the corresponding NTELOS Restricted Stock Award prior to the Distribution. Subject to Section 14.3(f), the number of shares subject to each Remaining NTELOS Restricted Stock Award shall be adjusted by action of the NTELOS Committee under the applicable NTELOS Stock Plan as follows: (i) the number of shares of NTELOS Common Stock subject to each such Remaining NTELOS Restricted Stock Award shall be equal to the product of (a) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Restricted Stock Award immediately prior to the Distribution Time and (y) the NTELOS Share Ratio, with fractional shares rounded down to the nearest whole share.

(b) Wireline Employees. Each NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans at the Distribution Time which is held by a Wireline Employee (other than a Joint Service Employee) shall be converted as of the Distribution Time into an award of restricted stock in Wireline Common Stock (each such award, a “Wireline Restricted Stock Award”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after the Distribution which are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding NTELOS Restricted Stock Award immediately prior to the Distribution. Subject to Section 14.3(f), the number of shares subject to such Wireline Restricted Stock Award shall be determined as follows: (i) the number of shares of Wireline Common Stock subject to each such Wireline Restricted Stock Award shall be equal to the product of (x) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Restricted Stock Award immediately prior to the Distribution Time and (y) the Wireline Share Ratio, with fractional shares rounded down to the nearest whole share.

(c) “Delayed Transfer Employees.”

(i) Each NTELOS Restricted Stock Award held by a Delayed Transfer Employee (other than a Joint Service Employee) at the Distribution Time shall be adjusted under Section 15.3(a) on the same basis as any other NTELOS Restricted Stock Award.

(ii) Each Remaining NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans held by a Delayed Transfer Employee (other than a Joint Service Employee) on such Delayed Transfer Employee’s Transfer Date shall be converted as of such Transfer Date into an award of restricted stock in Wireline Common Stock (each such award, a “Delayed Transfer Restricted Stock Award”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after such Delayed Transfer Employee’s Transfer Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Remaining NTELOS Restricted Stock Award immediately prior to such Delayed Transfer Employee’s Transfer Date. Subject to Section 14.3(f), the number of shares subject to such Delayed Transfer Restricted Stock Award shall be determined as follows: (i) the number of shares of Wireline Common Stock subject to each such Delayed Transfer Restricted Stock Award shall be equal to the product of (x) the number of shares of NTELOS Common Stock subject to the corresponding Remaining NTELOS Restricted Stock Award immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the Delayed Share Ratio, with fractional shares rounded down to the nearest whole share.

(d) NTELOS Delayed Transfer Employees. Each Wireline Restricted Stock Award outstanding under the Wireline Equity Incentive Plan held by an NTELOS Delayed Transfer Employee (other than a Joint Service Employee) on such NTELOS Delayed Transfer Employee’s Transfer Date shall be converted as of such Transfer Date into an award of restricted stock in NTELOS Common Stock (each such award, a “NTELOS Delayed Transfer Restricted Stock Award”) pursuant to the terms of the NTELOS Stock Plans subject to terms and conditions after such NTELOS Delayed Transfer Employee’s Transfer Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Wireline Restricted Stock Award immediately prior to such NTELOS Delayed Transfer Employee’s Transfer Date. Subject to Section 14.3(f), the number of shares subject to such NTELOS Delayed Transfer Restricted Stock Award shall be determined as follows: (i) the number of shares of NTELOS Common Stock subject to each such NTELOS Delayed Transfer Restricted Stock Award shall be equal to the product of (x) the number of shares of Wireline Common Stock subject to the corresponding Wireline Restricted Stock Award immediately prior to such NTELOS Delayed Transfer Employee’s Transfer Date and (y) the NTELOS Delayed Share Ratio, with fractional shares rounded down to the nearest whole share.

(e) Joint Service Employees.

(i) Each NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans at the Distribution Time held by a Joint Service Employee shall remain an award of restricted stock in NTELOS Common Stock issued under the NTELOS Stock Plans (each such award, a “Joint Service Employee Remaining NTELOS Restricted Stock Award”). Each Joint Service Employee Remaining NTELOS Restricted Stock Award shall be subject to the same terms and conditions after the distribution as the terms and conditions applicable to the corresponding NTELOS Restricted Stock Award prior to the distribution. Subject to Section 14.3(f), the number of shares subject to the Joint Service Employee Remaining NTELOS Restricted Stock Award shall be determined as follows: (i) the number of shares of NTELOS Common Stock subject to each such Joint Service Employee Remaining NTELOS Restricted Stock Award shall be equal to the quotient determined by dividing (x) the product of (A) the NTELOS Post-Distribution Stock Value divided by the sum of the NTELOS Post-Distribution Stock Value and the Wireline Stock Value and (B) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Restricted Stock Award multiplied by the NTELOS Pre-Distribution Stock Value by (y) the NTELOS Post-Distribution Stock Value. Additionally, each such Joint Service Employee shall receive as of the Distribution Time an award of restricted stock in Wireline Common Stock (each such award, a “Joint Service Employee Wireline Restricted Stock Award”) pursuant to the terms of the Wireline Equity Incentive Plan subject to terms and conditions after the distribution that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Joint Service Employee NTELOS Restricted Stock Award immediately prior to the Distribution. Subject to Section 14.3(f), the number of shares subject to the Joint Service Employee Wireline Restricted Stock Award shall be determined as follows: (i) the number of shares of Wireline Common Stock subject to each such Joint Service Employee Restricted Stock Award shall be equal to the quotient determined by dividing (x) the product of (A) the Wireline Stock Value divided by the sum of the NTELOS Post-Distribution Stock Value and the Wireline Stock Value and (B) the number of shares of NTELOS Common Stock subject to the corresponding NTELOS Restricted Stock Award multiplied by the NTELOS Pre-Distribution Stock Value by (y) the Wireline Stock Value.

(ii) Each NTELOS Restricted Stock Award or Wireline Restricted Stock Award held by a Joint Service Employee who becomes a Delayed Transfer Employee and/or an NTELOS Delayed Transfer Employee on the applicable Transfer Date (other than Joint Service Employee Remaining NTELOS Restricted Stock Awards or Joint Service Employee Wireline Restricted Stock Awards) shall be adjusted under Section 14.3(c) or 14.3(d), as applicable, on the same basis as any Remaining NTELOS Restricted Stock Awards for a Delayed Transfer Employee and any Wireline Restricted Stock Awards and Delayed Transfer Wireline Restricted Stock Awards for an NTELOS Delayed Transfer Employee, as applicable.

(iii) The classification of an employee as a Joint Service Employee herein is solely for purposes of treatment of the outstanding equity incentive awards held by such Joint Service Employee pursuant to this Section 14.3(e) of this Agreement. Nothing herein shall otherwise change the treatment of such individual for any other purposes of this Agreement, and a Joint Service Employee shall constitute an NTELOS Employee, a Wireline Employee, a

Delayed Transfer Employee or an NTELOS Delayed Transfer Employee, as applicable, for all other purposes of this Agreement.

(f) 409A. The Parties agree that (notwithstanding the conversion formula set forth in Section 14.3 the Wireline Committee and NTELOS Committee, respectively, shall have the discretion, subject to the terms of the Tax Sharing Agreement, to effect restricted stock conversions under Section 14.3 using an alternative restricted stock conversion formula which satisfies the requirements of Section 409A of the Code if the Wireline Committee and NTELOS Committee, respectively, determines that such alternative restricted stock conversion formula may reduce shareholder dilution or otherwise would be in Wireline’s or NTELOS,’ as applicable, best interest, provided that such alternative restricted stock conversion formula (i) is consistent with the terms of the applicable equity plan and (ii) does not cause the restricted stock to become subject to taxation under Section 409A of the Code.

(g) If a share of Wireline Restricted Stock is forfeited, such share of stock shall revert to Wireline. If a share of NTELOS Restricted Stock is forfeited, such share of stock shall revert to NTELOS.

14.4 LIABILITIES FOR SETTLEMENT OF AWARDS.

(a) Settlement of Outstanding NTELOS Restricted Stock. NTELOS shall be responsible for all Liabilities associated with NTELOS Restricted Stock Awards (regardless of the holder of such awards) including any share delivery, registration or other obligations related to the settlement of the NTELOS Restricted Stock Award.

(b) Settlement of Outstanding Wireline Restricted Stock. Wireline shall be responsible for all Liabilities associated with Wireline Restricted Stock Awards (regardless of the holder of such awards) including any share delivery, registration or other obligations related to the settlement of the Wireline Restricted Stock Award.

(c) Settlement of NTELOS Options. NTELOS shall be responsible for all Liabilities associated with NTELOS Options (regardless of the holder of such awards) including any option exercise, share delivery, registration or other obligations related to the exercise of the NTELOS Options.

(d) Settlement of Wireline Options. Wireline shall be responsible for all Liabilities associated with Wireline Options (regardless of the holder of such awards) including any option exercise, share delivery, registration or other obligations related to the exercise of the Wireline Options.

(e) Tax Responsibilities. The Parties do not intend that this Section 14.4 have any effect on the allocation of tax benefits and tax withholding and reporting responsibilities as set forth in the Tax Sharing Agreement.

14.5 FURTHER ASSURANCES.

(a) NTELOS. In the event that the number of shares of NTELOS Common Stock available for grant under the NTELOS Stock Plans is not sufficient for the satisfaction of

NTELOS’ obligations under this Section 14 or the NTELOS Committee exercises the discretion granted under the applicable NTELOS Stock Plans to adjust outstanding equity incentive awards in connection with the Separation in a manner that is different from that set forth herein, then to the extent necessary to satisfy its obligations under this Section 14, NTELOS may (i) grant equity incentive awards subject to NTELOS stockholder approval and promptly thereafter use its best efforts to cause NTELOS stockholders to approve the issuance of such additional shares of NTELOS Common Stock under the NTELOS Stock Plans or (ii) take such other actions as NTELOS may reasonably determine to satisfy its obligations under this Section 14 to the extent such actions are consistent with the applicable NTELOS Stock Plans.

(b) Wireline. In the event that the number of shares of Wireline Common Stock available for grant under the Wireline Equity Incentive Plan is not sufficient for the satisfaction of Wireline’s obligations under this Section 14 or the Wireline Committee exercises the discretion granted under the Wireline Equity Incentive Plan to adjust outstanding equity incentive awards in connection with the Separation in a manner that is different from that set forth herein, then to the extent necessary to satisfy its obligations under this Section 14, Wireline may (i) grant equity incentive awards subject to Wireline stockholder approval and promptly thereafter use its best efforts to cause Wireline stockholders to approve the issuance of such additional shares of Wireline Common Stock under the Wireline Equity Incentive Plan or (ii) take such other actions as Wireline may reasonably determine to satisfy its obligations under this Section 14 to the extent such actions are consistent with the Wireline Equity Incentive Plan.

14.6 CAUSE PROVISIONS. The Parties hereby acknowledge that any Cause Provisions applicable to any NTELOS Employee, Wireline Employee, Former Wireline Employee, Former NTELOS Employee, Delayed Transfer Employee or NTELOS Delayed Transfer Employee with respect to NTELOS Options, NTELOS Restricted Stock Awards, Wireline Options and Wireline Restricted Stock Awards shall continue in full force and effect following the Distribution. In addition, each Party agrees to use commercially reasonable efforts to provide the other Party with any Information reasonably requested by the other Party in connection with the enforcement of such Cause Provisions; provided, however (i) with respect to any Wireline Employee or Wireline Former Employee or Delayed Transfer Employee holding NTELOS Options or NTELOS Restricted Stock Awards, and (ii) with respect to any NTELOS Employee or Former NTELOS Employee or NTELOS Delayed Transfer Employee holding Wireline Options or Wireline Restricted Stock Awards and (iii) with respect to any Joint Service Employees holding NTELOS or Wireline Options or NTELOS or Wireline Restricted Stock Awards, each Party hereby waives any violation of the Cause Provisions that may affect such aforementioned equity awards held by such respective persons that would otherwise be caused by (A) any theory that a Wireline Employee or Delayed Transfer Employee is in competition with NTELOS or a member of the NTELOS Group solely because he or she becomes associated with, employed by, renders services to, or owns any interest in Wireline or a member of the Wireline Group and (B) any theory that an NTELOS Employee or NTELOS Delayed Transfer Employee is in competition with Wireline or a member of the Wireline Group solely because he or she becomes associated with, employed by, renders services to, or owns any interest in NTELOS or a member of the NTELOS Group. The Parties acknowledge that Former NTELOS Employees and Former Wireline Employees are not in competition with Wireline or NTELOS, respectively, solely by reason of their status as a Former NTELOS Employee or Former Wireline Employee.

14.7 SEC REGISTRATION. The Parties mutually agree to use commercially reasonable efforts to maintain effective registration statements with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the equity incentive awards described in this Section 14, to the extent any such registration statement is required by applicable Law. NTELOS shall be responsible for taking all appropriate action to continue to maintain and administer the NTELOS Stock Plans and the awards granted hereunder so that they comply with applicable Law, including, without limitation, continued compliance with, and qualification under, Section 13 of the Securities Exchange Act of 1934, as amended and the registration requirements under the Securities Act of 1933. Wireline shall be responsible for taking all appropriate action (a) to adopt and administer the Wireline Equity Incentive Plan and the awards granted hereunder (including by way of conversion pursuant to Section 14 of this Agreement) so that it and they comply with applicable Law, including, without limitation, compliance with, and qualification under, Section 13 of the Securities Exchange Act of 1934, as amended, and (b) to register the shares for issuance under the Wireline Equity Incentive Plan or any other equity-based plan of Wireline (including shares acquired by conversion pursuant to Section 14 of this Agreement), including the filing of a registration statement on an appropriate form with the SEC.

14.8 WIRELINE EMPLOYEES. Subject to the terms of the Tax Sharing Agreement, the Wireline Committee shall have full discretion to grant options to purchase Wireline Common Stock, award restricted stock or grant other forms of compensation that are derived from the value of the equity of Wireline, provided that the exercise of such discretion does not cause a materially adverse tax or accounting effect on NTELOS or any member of the NTELOS Group.

14.9 NTELOS EMPLOYEES. Subject to the terms of the Tax Sharing Agreement, the NTELOS Committee shall have full discretion to grant options to purchase NTELOS Common Stock, award restricted stock or grant other forms of compensation that are derived from the value of the equity of NTELOS, provided that the exercise of such discretion does not cause a materially adverse tax or accounting effect on Wireline or any member of the Wireline Group.

14.10 EMPLOYEE STOCK PURCHASE PLANS. Each Wireline Participant and each other employee of the Wireline Group as of the Distribution Time, and each Delayed Transfer Employee effective as of such Delayed Transfer Employee’s Transfer Date, shall cease to participate in or have any rights under the NTELOS Employee Stock Purchase Plan. Each NTELOS Participant and each other employee of the NTELOS Group as of the Distribution Date, and each NTELOS Delayed Transfer Employee, effective as of such NTELOS Delayed Transfer Employee’s Transfer Date, will be eligible to participate in the NTELOS Employee Stock Purchase Plan. No Wireline Employee or other employee of the Wireline Group shall be eligible to participate in the NTELOS Employee Stock Purchase Plan, and no NTELOS Participant or any other employee of the NTELOS Group will be eligible to participate in the Wireline Employee Stock Purchase Plan. Effective as of the Distribution Date, any shares of NTELOS Common Stock held in the NTELOS Employee Stock Purchase Plan by NTELOS Participants shall be treated like any other outstanding shares of NTELOS Common Stock in connection with the Separation. Any withholdings by an NTELOS Participant with respect to the NTELOS Employee Stock Purchase Plan will be used to buy shares of NTELOS Common Stock, and any withholdings under the Wireline Employee Stock Purchase Plan will be used to purchase shares of Wireline Common Stock.

14.11 NON-EMPLOYEE DIRECTORS. Each NTELOS Option and NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans at the Distribution Time which is held by any non-employee director of NTELOS who remains on the Board of Directors of NTELOS immediately after the Distribution Time shall continue after the Distribution Time as a Remaining NTELOS Option or Remaining NTELOS Restricted Stock Award, respectively, pursuant to the NTELOS Stock Plans and subject to the same general terms and conditions after the Distribution as the terms and conditions applicable to the equity incentive award prior to the Distribution but shall be adjusted by action of the NTELOS Committee in the same manner as described above for Remaining NTELOS Options and Remaining NTELOS Restricted Stock Awards held by any Person other than a Wireline Employee or Joint Service Employee. Each NTELOS Option and NTELOS Restricted Stock Award outstanding under the NTELOS Stock Plans at the Distribution Time which is held by any non-employee director of NTELOS who transfers to the Board of Directors of Wireline immediately after the Distribution Time shall be converted as of the Distribution Time into a Wireline Option or Wireline Restricted Stock Award, respectively, pursuant to the Wireline Equity Incentive Plan and subject to the same general terms and conditions after the Distribution as the terms and conditions applicable to the equity incentive award prior to the Distribution but adjusted by action of the Wireline Committee in the same manner as described above for Wireline Options or Wireline Restricted Stock Awards held by any Wireline Employee (other than a Joint Service Employee). The Parties hereby acknowledge that any Cause provisions applicable to any non-employee director with respect to NTELOS Options, NTELOS Restricted Stock Awards, Wireline Options and Wireline Restricted Stock Awards shall continue in full force and effect following the Distribution. Additionally, the other terms of this Section 14 applicable to NTELOS Options, NTELOS Restricted Stock Awards, Wireline Options and Wireline Restricted Stock Awards held by any NTELOS Employee, Wireline Employee, Former Wireline Employee, Former NTELOS Employee, Delayed Transfer Employee or NTELOS Delayed Transfer Employee will be applicable with respect to any NTELOS Options, NTELOS Restricted Stock Awards, Wireline Options and Wireline Restricted Stock Awards held by any non-employee director of NTELOS or Wireline.

SECTION 15

PAID TIME OFF AND PAYROLL

15.1 PAID TIME OFF. Effective as of the Distribution Date for Wireline Employees and effective as of the Transfer Date for each Delayed Transfer Employee, Wireline shall, or shall have caused one or more members of the Wireline Group, to assume all Liabilities for vacation time, sick time and other time-off benefits with respect to such individuals, in each case, regardless of whether such Liabilities relate to claims incurred before, on or after the Distribution Date or, where applicable, a Transfer Date, and Wireline agrees to pay, perform and discharge all such Liabilities. Effective as of the Distribution Date, Wireline shall credit each Wireline Employee with the amount of accrued but unused vacation time, sick time and other time-off benefits pursuant to this Section 15 as of the Distribution Date, and with respect to each Delayed Transfer Employee, his or her accruals as of his or her Transfer Date. Notwithstanding the forgoing, Wireline shall not be required to credit any Wireline Employee or Delayed Transfer Employee with any accrual to the extent that a benefit attributable to such accrual is provided by the NTELOS Group. Effective as of the Transfer Date for each NTELOS Delayed Transfer

Employee, NTELOS shall, or shall cause one of more of the members of the NTELOS Group to, assume all Liabilities for vacation time, sick time and other time off benefits with respect to such individuals, in each case, regardless of whether such Liabilities relate to claims incurred before, on or after the Transfer Date, and NTELOS agrees to pay, perform and discharge all such Liabilities. Effective as of the Transfer Date, NTELOS shall credit each NTELOS Delayed Transfer Employee with the amount of accrued but unused vacation time, sick time and other time off benefits pursuant to this Section 15 as of the Transfer Date. Notwithstanding the foregoing, NTELOS shall not be required to credit any NTELOS Delayed Transfer Employee with any accrual to the extent that a benefit equivalent to such accrual is provided by the Wireline Group.

15.2 PAYROLL. If there are any Liabilities for accrued salary or wages on NTELOS’ payroll books and records for a Wireline Employee on the Distribution Date, Wireline shall assume and discharge such Liabilities with respect to such Wireline Employee as of the Distribution Date. If there are any Liabilities for accrued salary or wages on NTELOS’ payroll books and records for a Delayed Transfer Employee on his or her Transfer Date, NTELOS shall retain and discharge such Liabilities as of his or her Transfer Date. If there are any Liabilities for accrued salary or wages on Wireline’s payroll books and records for an NTELOS Delayed Transfer Employee on his or her Transfer Date, Wireline shall retain and discharge such Liabilities as of his or her Transfer Date.

15.3 SEVERANCE. Nothing in this Agreement shall entitle any employee to any severance or other similar benefits in the event (i) the employee is made an offer of employment pursuant to Section 2.1 of this Agreement with any member of the Wireline Group, or any member of the NTELOS Group; (ii) such employee does not expressly accept such offer; and (iii) such employee then terminates employment with whichever member of the Wireline Group or the NTELOS Group with whom such employee was employed at the time of such offer as a result of the failure to accept such offer (including without limitation any involuntary termination of the employee’s employment by the member of the Wireline Group or the NTELOS Group with whom such employee was employed at the time of such offer as the result of failing to expressly accept such other offer of employment). No employee will be entitled to any severance or other similar benefits in the event employee’s employment with a member of the Wireline Group or the NTELOS Group terminates as the result of failing to expressly accept an offer of employment with the other as contemplated under this Agreement. Nothing herein, however, is intended to affect any severance or similar benefits to which any such employee may be entitled pursuant to the terms of any employment related agreements identified on Schedule E to this Agreement to which such employee may be a party.

SECTION 16

TAX AND ADMINISTRATIVE MATTERS

Schedule L, which may be amended in writing by mutual agreement of the Parties at any time prior to the second anniversary of the Distribution Date, sets forth the agreement of the Parties with respect to the treatment for certain tax and administrative purposes of the matters which are subject to this Agreement.

SECTION 17

INDEMNIFICATION

Article 6 of the Separation and Distribution Agreement shall apply to this Agreement as if such Article 6 were set forth in this Agreement.

SECTION 18

GENERAL AND ADMINISTRATIVE

18.1 SHARING OF INFORMATION. NTELOS and Wireline (acting directly or through members of the NTELOS Group or Wireline Group, respectively) shall provide to the other and their respective agents and vendors all Information in accordance with Article 5 of the Separation and Distribution Agreement. The Parties also hereby agree to enter into any business associate agreements that may be required for the sharing of any Information pursuant to this Agreement to comply with the requirements of HIPAA.

18.2 TRANSFER OF PERSONNEL RECORDS AND AUTHORIZATIONS. Subject to applicable Law, on the Distribution Date, NTELOS shall transfer and assign to Wireline all personnel records (“Personnel Records”), all immigration documents, including I-9 forms and work authorizations (“Immigration Records”), all payroll deduction authorizations and elections, whether voluntary or mandated by law, including but not limited to W-4 forms and deductions for benefits such as insurance, flexible spending and retirement savings, charitable giving, and discounts (“Payroll Forms”), and all short term disability records, Family and Medical Leave Act records, insurance beneficiary designations, flexible spending enrollment confirmations, attendance, and return to work information (“Benefit Management Records”) relating to Wireline Participants. NTELOS shall transfer and assign to Wireline all Personnel Records, Immigration Records, Payroll Forms and Benefit Management Records relating to Delayed Transfer Employees on the Transfer Date for the Delayed Transfer Employee. NTELOS, however, may retain originals of, copies of, or access to Personnel Records, Immigration Records, Payroll Forms and Benefit Management Records as long as necessary to provide services to Wireline or on its behalf pursuant to a Transition Services Agreement. Wireline shall transfer and assign to NTELOS all Personnel Records, Immigration Records, Payroll Forms and Benefit Management Records relating to NTELOS Delayed Transfer Employees on the Transfer Date for the NTELOS Delayed Transfer Employee. Wireline, however, may retain originals of, copies of, or access to Personnel Records, Immigration Records, Payroll Forms and Benefit Management Records as long as necessary to provide services to NTELOS or on its behalf pursuant to a Transition Services Agreement. Immigration Records will, if and as appropriate, become a part of Wireline’s and NTELOS’ public access files. Wireline and NTELOS will use Personnel Records, Payroll Forms and Benefit Management Records for all lawful purposes, including calculation of withholdings from wages and personnel management.

18.3 REASONABLE EFFORTS/COOPERATION. Each of the Parties will use its commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement. The provisions of Section 5.07 of the Separation and Distribution Agreement shall apply to any Action or Third Party claim to which an employee, director, member or Benefit Plan of the NTELOS Group or Wireline Group is involved to the extent that such Action or Third Party Claim relates to this Agreement or any such Benefit Plan.

18.4 EMPLOYER RIGHTS. Nothing in this Agreement shall prohibit Wireline or any member of the Wireline Group from amending, modifying or terminating any Wireline Benefit Plan, at any time within its sole discretion provided that no such amendment, modification or termination shall relieve Wireline from any of its obligations herein and shall comply with the requirements of the Tax Sharing Agreement. Nothing in this Agreement shall prohibit NTELOS or any member of the NTELOS Group from amending, modifying or terminating any NTELOS Benefit Plan, at any time within its sole discretion provided that no such amendment, modification or termination shall relieve NTELOS from any of its obligations herein and shall comply with the requirements of the Tax Sharing Agreement.

18.5 NO THIRD-PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including any Wireline Participant and any NTELOS Participant. Furthermore, nothing in this Agreement is intended (i) to confer upon any employee or former employee of NTELOS, Wireline or any member of the NTELOS Group or Wireline Group any right to continued employment, or any recall or similar rights to an individual on layoff or any type of approved leave or any right to any specific compensation or benefits not specifically set forth in this Agreement, or (ii) to be construed to relieve any insurance company of any responsibility for any employee benefit under any Benefit Plan or any other Liability.

18.6 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party and such consent is withheld, the Parties shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the fullest extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, the Parties shall negotiate in good faith to implement the provision in a mutually satisfactory manner; provided, however, Wireline and NTELOS shall not have any obligation under this Agreement to the other to obtain a novation with respect to obligations which the other might have with respect to any Wireline or NTELOS Participants, as applicable.

18.7 BENEFICIARY DESIGNATION/RELEASE OF INFORMATION/RIGHT TO REIMBURSEMENT. To the extent permitted by applicable Law and except as otherwise provided for in this Agreement, all beneficiary designations, authorizations for the release of Information and rights to reimbursement made by or relating to Wireline Participants under NTELOS Benefit Plans, or NTELOS Participants under the Wireline Benefit Plans, shall be transferred and assigned to and be in full force and effect under the corresponding Wireline Benefit Plans or NTELOS Benefit Plans, as applicable until such beneficiary designations, authorizations or rights are replaced or revoked by, or no longer apply to, the relevant Wireline or NTELOS Participant.

18.8 NOT A CHANGE IN CONTROL. The Parties acknowledge and agree that the transactions contemplated by the Separation and Distribution Agreement and this Agreement do not constitute a “change in control” for purposes of any NTELOS Benefit Plan or Wireline Benefit Plan.

18.9 NO NOVATION. The Parties do not intend that any provision of this Agreement or the fact of any individual’s participation in the negotiation of this Agreement or any individual’s employment by Wireline or any member of the Wireline Group, or by NTELOS or any member of the NTELOS Group, constitute an implied novation with respect to any obligations which NTELOS or any member of the NTELOS Group, or Wireline or any member of the Wireline Group, might have with respect to such individual.

18.10 NONSOLICITATION. The Parties agree that, until the second anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties), neither Party shall, directly or indirectly, (i) solicit or encourage any employee of the other to terminate employee’s employment, (ii) except with prior written consent of the other Party, hire, or cause to be hired, for employment, any person who within the preceding twelve (12) month period has been employed by the other, or (iii) assist any other person, firm or corporation to do any of the acts described herein except as otherwise set forth in this Agreement. Each Party acknowledges and agrees that any breach of this covenant will cause irreparable damage to the other or some member of the other’s group, the exact amount which will be difficult to determine, and that the remedies at law for such a breach will be inadequate. Accordingly, each Party agrees that, in addition to any other remedy that may be available at law, in equity or hereunder, each Party shall be entitled to specific performance and injunctive relief, without the posting of bond or other securities, to enforce or prevent any violation of the covenants set forth herein.

18.11 CONFIDENTIALITY. In order to protect each other’s Confidential Information (as defined below), neither Party will in any way utilize any of the other Party’s Confidential Information for the other’s own benefit or the benefit of any other person. “Confidential Information” shall mean any information that is confidential and proprietary to the respective party, including but not limited to, trade secrets; lists and other information about current and prospective customers; plans or strategies for sales; marketing, business development or system build-out; sales and account records; prices or pricing strategy or information; current proposed advertising and promotional programs; engineering and technical data; other methods, systems, techniques, procedures, designs, formulas, inventions and know-how; personal information; legal advice and strategies; and any other information of a similar nature not known or made available to the public or any of the other Party’s Competitors (as defined below). Confidential Information includes any information that the Party may prepare as well as such information that has been or may be created or prepared by others. This promise of confidentiality is in addition to any common law or statutory rights of such Party to prevent disclosure of its trade secrets and/or Confidential Information. For purposes of this Agreement, “Competitor” means any person, firm, association, partnership, corporation or other entity that competes or attempts to compete with the Party by providing or offering to provide, with respect to Wireline, wireline or, with respect to NTELOS, wireless telecommunication services, including but not limited to internet services, within any city or county in which the Party provides or offers those services or products. Each Party agrees to extend, by means of codes of conduct, written agreement, rules or otherwise, these confidential requirements to each Party’s employees and contractors and to require such employees and contractors to abide by the terms hereof.

SECTION 19

MISCELLANEOUS

19.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. Notwithstanding anything in this Agreement to the contrary, if the Separation and Distribution Agreement is terminated prior to the Distribution Date, then all actions and events that are, under this Agreement, to be taken or occur effective immediately prior to, as of or following the Distribution Date, or otherwise in connection with the Separation, shall not be taken or occur except to the extent specifically agreed to in writing by NTELOS and Wireline and neither Party shall have any Liabilities to the other Party under this Agreement.

19.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership, joint venture or other fiduciary relationship between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth in this Agreement.

19.3 INDIRECT ACTION. Each of NTELOS and Wireline shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed indirectly by such Party or by the NTELOS Group or the Wireline Group, respectively.

19.4 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be provided in accordance with the Notice provision of the Separation and Distribution Agreement.

19.5 ENTIRE AGREEMENT. This Agreement, the Separation and Distribution Agreement, and each other Ancillary Agreement, including any related annexes, schedules and exhibits, as well as any other agreements and documents referred to in this Agreement and in any such Ancillary Agreement, shall together constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings of the Parties of any nature, whether oral or written, with respect to such subject matter.

19.6 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by an authorized officer of each Party. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by an authorized officer of the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

19.7 GOVERNING LAW. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

19.8 HEADINGS. The section and other headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

19.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

19.10 ASSIGNMENT. This Agreement may not be assigned by either Party except as provided in the Separation and Distribution Agreement with respect to an assignment under such Separation and Distribution Agreement.

19.11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Parties and their respective successors and assigns, and any successor or assign of any substantial portion of the Parties’ respective businesses and/or assets.

19.12 SEVERABILITY. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term or provision of this Agreement, which shall remain in full force and effect; provided, however, if any term or provision of this Agreement is determined to be invalid or unenforceable, the Parties shall negotiate in good faith to amend such term or provision so that it will be valid and enforceable. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each Party hereby agrees that such restriction may be enforced to the maximum extent permitted by Law, and each Party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

NTELOS HOLDINGS CORP.

By:
Name:	James A. Hyde
Title:	Chief Executive Officer and President

LUMOS NETWORKS CORP.

By:
Name:
Title:

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